NOTE:  THIS INFORMATION STATMENT ALSO INCLUDES PROXY INFORMATION.

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______


SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )



Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement		[ ]	Confidential; for use
[X]     Definitive Proxy Statement                     of the Commission Only
[ ]	Definitive Additional Materials			(as permitted by Rule
[ ]	Soliciting Material Pursuant to 			14a-6(e)(2))
	Rule 14a-11 or Rule 14a-12



	CONOLOG CORPORATION
------------------------------------------------------------------------------
	(Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
	(Name of Person(s) Filing Information Statement)


CONOLOG CORPORATION
5 Columbia Road
Somerville, New Jersey 08876



NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 11, 1998



To the Shareholders of
CONOLOG CORPORATION

	NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CONOLOG CORPORATION (the "Company"), a Delaware corporation, will be held at the offices of Milberg Weiss Bershad Hynes & Lerach LLP, One Pennsylvania Plaza, New York, New York 10119, on Tuesday, August 11, 1998, at 6:30 p.m., local time, for the following purposes:

	1.	To elect five directors to serve, subject to the provisions
of the By-laws, until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

	2.	To consider and act upon a proposal to approve the selection of Rosenberg Rich Baker Berman & Company as the Company's independent auditors for the 1998 fiscal year; and

	3.	To transact such other business as may properly come before
the meeting or any adjournment or adjournments thereof.

        The Board of Directors has fixed the close of business on July 6, 1998 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

				By order of the Board of Directors.


						ROBERT S. BENOU
						President

Somerville, New Jersey
July 15, 1998

	IMPORTANT
IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS
REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES
INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL
IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH
REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES


CONOLOG CORPORATION
5 Columbia Road
Somerville, New Jersey 08876






P R O X Y  S T A T E M E N T

for

ANNUAL MEETING OF SHAREHOLDERS

to be held August 11, 1998




	July 15, 1998


        The enclosed proxy is solicited by the Board of Directors of Conolog Corporation, a Delaware corporation (the "Company") in connection with the Annual Meeting of Shareholders to be held at the offices of Milberg Weiss Bershad Hynes & Lerach LLP, One Pennsylvania Plaza, New York, New York 10119 on Tuesday, August 11, 1998, at 6:30 p.m., local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Unless instructed to the contrary on the proxy, it is the intention of the persons named in the proxy to vote the proxies in favor of (i) the election as directors of the nominees listed below to serve until the next Annual Meeting of Shareholders, and (ii) approval of the selection of Rosenberg
Rich Baker Berman & Company as the Company's independent auditors for the 1998 fiscal year. The record date with respect to this solicitation is the close of business on July 6, 1998 and only shareholders of record at that time will be entitled to vote at the meeting. The principal executive office of the Company is 5 Columbia Road, Somerville, New Jersey 08876, and its telephone number is (908) 722 - 8081. The shares represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted. This proxy statement and the accompanying proxy were mailed to you on or about July 15, 1998.

	OUTSTANDING SHARES

	The number of outstanding shares entitled to vote at the meeting is 3,780,961 common shares, par value $1.00 per share, not including 8,813 common shares held in treasury. Each common share is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of such shares shall constitute a quorum. There is no cumulative voting. Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a majority of the common shares present at the meeting and entitled to vote on each matter is required for the approval of the election as directors of the nominees listed below and the approval of the Company's auditors, Rosenberg Rich Baker Berman & Company, as the Company's auditors for fiscal 1998. Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker nonvotes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker nonvotes occur when a broker nominee (which has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

	ELECTION OF DIRECTORS

	The five persons named below, who are currently members of the Board of Directors, have been nominated for election to serve until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified. Unless specified to be voted otherwise, each proxy will be voted for the nominees named below. All nominees have consented to serve as directors if elected.

	If at the time of the Annual Meeting, any nominee is unable or declines to serve, the present Board of Directors shall nominate another person to fill the vacancy and the proxies may be voted for any other person nominated.

	ELECTION OF DIRECTORS

	The five persons named below, all of whom are presently directors of the Corporation, have been nominated for re-election to serve until the Annual Meeting of Shareholders and until their respective successors have been elected and qualified.


Name (age)     Positions        Date of      Number of Shares     Percent
              with Corporation  Initial      Beneficially         of
              and/or Principal  Election     Owned as of          Class
              Occupation       as a Director  June 26, 1998

Robert S. Benou (63)
President and Director
                                 1968           220,000             5.8%
Arpad J. Havasy (61)
Executive Vice President, Secretary, Treasurer and Director
                                 1968            55,000             1.5%
Louis S. Massad (60)
Director                         1995             5,000             0.1%
Marc R. Benou (30)
Vice President, Assistant Secretary and Director
                                 1995            45,000             1.2%
Edward J. Rielly (30)
Director                         1998               500             0.0%


	Each officer holds office at the pleasure of the Board of Directors. The Corporation has no "significant" employees other than the executive officers. There are no arrangements or understandings pursuant to which either the directors or officers was selected as such.

	Robert S. Benou has served as President and a Director of the Corporation since 1968. Mr. Benou is responsible for new product development and supervision of sales and marketing. Mr. Benou is a graduate of Victoria College and holds a BS degree from Kingston College, England and a BSEE from Newark College of Engineering, in addition to industrial management courses at Newark College of Engineering. Robert S. Benou is the father of Marc R. Benou.

	Arpad J. Havasy has served as the Corporation's Executive Vice President and Director since 1968 and is responsible for manufacturing of both components and hardware operations. Mr. Havasy is a graduate of Electromos E's Gepeszeti Technikum (Hungary) and the University of Budapest. In addition, Mr. Havasy has attended courses at both Rutgers University and the American Management Association. Mr. Havasy is on total disability.

	Louis S. Massad has been a Director of the Corporation since April 1995. Mr. Massad has been Vice President, Chief Financial Officer and Director of Computer Power Inc. since 1986. Mr. Massad holds a BS and MS degree from Cairo University (Egypt) and an MBA from Long Island University, New York.

	Marc R. Benou joined the Corporation in 1991 and is responsible for material, purchasing and inventory control. In March 1995, he was elected as Vice President, Assistant Secretary and a Director. Mr. Benou attended Lehigh and High Point University and holds a BS degree in Psychology and a BS in Business Administration and Management. Marc R. Benou is the son of Robert S. Benou, the Corporation's President.

	Edward J. Rielly has been a Director of the Corporation since January 1998. Mr. Rielly is an Application Developer with Chubb & Son. From 1993 to 1998, Mr. Rielly was an Application Developer with the United States Golf Association. Mr. Rielly is a graduate of Lehigh University and holds a BS in Computer Science.

		MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

	During the fiscal year ended July 31, 1997, the Board of Directors held 4 meetings. All of the directors attended all of the meetings of the Board of Directors.

	The Company formed an Audit Committee as of February 20, 1998, which consists of Messrs. Marc Benou, Massad and Rielly. The Audit Committee reviews the financial reporting and internal controls of the Company and meets with appropriate financial personnel of the Company, as well as its independent auditors, in connection with these reviews. The Audit Committee also recommends to the Board the firm which is to be presented to the shareholders for designation as independent auditors to examine the corporate accounts of the Company for the current fiscal year.

	The Corporation does not have a standing compensation or nominating committee.

	EXECUTIVE OFFICERS

	The executive officers of the Corporation are Robert S. Benou, President, Arpad J. Havasy, Executive Vice President, Secretary and Treasurer, Marc R. Benou, Vice President and Assistant Secretary, information as to each of whom is set forth above and Thomas R. Fogg, Vice President -Engineering.
Mr. Fogg joined the Company in 1976 as Chief Engineer responsible for analog and guidance projects. Since 1986, when he became Vice President-Engineering, he led the design team in the development of the Company's commercial products. Mr. Fogg holds a BSEE degree from Lafayette College and a MSEE degree from Rutgers University. Mr. Fogg is a fellow of the Institute of Electrical and Electronic Engineers and has published articles on delay equalization and the use of crystal resonators.

	EXECUTIVE COMPENSATION

	The following table sets forth the cash compensation (consisting entirely of salary) paid (or accrued for) by the Corporation to its President, the only executive officer whose aggregate remuneration exceeded $100,000 in each of the three Corporation's fiscal years ended July 31, 1998, 1997 and 1996:

	Summary Compensation Table


        Annual Compensation
                                                              Other Annual
Name and Principal Position Fiscal Year-End  Salary   Bonus   Compensation
Robert Benou, President        1998         $170,000   0          0

                               1997         $150,000   0          0

                               1996         $150,000   0          0

Long-Term Compensation
Awards                                       Payouts
                                                         All O
Restricted Stock Awards  Options/SARS      LTIP Payouts  Compensation

	INCENTIVE STOCK OPTION PLAN

	On May 15, 1995, the Board of Directors of the Company adopted, and on August 14, 1995 the shareholders approved, the Conolog Corporation 1995/1996 Stock Option Plan (the "Option Plan"). The Option Plan is designed to permit the Company to grant either incentive stock options under Section 422A of the Internal Revenue Code (the "Code") or nonqualified stock options. Under the Option Plan, a Stock Option Committee (the "Option Committee") of the Board is authorized to grant options to purchase up to 200,000 shares of stock to key employees, officers, directors and consultants of the Company. The Option Committee administers the Option Plan and designates the optionees, the type of options to be granted (i.e., nonqualified or incentive stock options), the number of shares subject to the options and the terms and conditions of each option. The terms and conditions include the exercise price, date of grant and date of exercise of each option. An employee may, at the discretion of the Option Committee, be permitted to exercise an option and make payment by giving a personal note.

	Incentive stock options may only be granted to employees of the Company and not to directors or consultants who are not so employed. The exercise price for incentive stock options must be at least one hundred percent (100%) of the fair market value of the Common Stock as determined by the Option Committee on the date of grant. All incentive stock options under the Option Plan must be granted within ten (10) years from the date of adoption of the Option Plan and each option must be exercised, if at all, within ten (10) years of the date of grant. In no event may any employee be given incentive stock options whereby more than $100,000 of options become exercisable for the first time in a single calendar year. All incentive stock options must be exercised by an option within three (3) months after termination of the optionee's employment, unless such termination is as a result of death, disability or retirement. In the event an optionee's employment is terminated as a result of death or disability, such optionee or his designated beneficiary shall be entitled to exercise any and all options for a period of twelve (12) months after such termination. If an optionee's employment is terminated as a result of retirement, the optionee shall be entitled to exercise his options for a period of twenty-four (24) months following such termination.

	Nonqualified stock options under the Option Plan are generally subject to the same rules as discussed above. Nonqualified stock options may, however, also be granted to directors and consultants, whether or not such individuals are employees of the Company. The exercise price for non-qualified stock options may not be granted at less than eighty-five percent (85%) of the fair market value of the shares on the date of grant.

	No incentive stock options or nonqualified options have been granted.

	EMPLOYMENT AGREEMENTS

	The Company entered into a five-year employment agreement, commencing June 1, 1997 and ending May 31, 2002, with Robert S. Benou. Under his employment agreement, Mr. Benou will receive an annual base salary of $150,000 for the first year of employment with an increase of $20,000 beginning November 1997 and every profitable year thereafter. In addition, Mr. Benou is entitled to an annual bonus equal to 6% of the Company's annual "income before income tax provision," as stated in its annual Form 10-K. The employment agreement also entitled Mr. Benou to the use of an automobile and to employee benefit plans, such as life, health, pension, profit sharing and other plans.

	Under the employment agreement, employment terminates upon death or disability of the employee and employee may be terminated by the Company for cause. The Company intends to maintain a $1,000,000 life insurance policy on the life of Robert S. Benou.

	The Company entered into a five-year employment agreement, commencing June 1, 1997 and ending May 31, 2002, with Marc R. Benou. Under his employ-ment agreement, Mr. Benou will receive an annual base salary of $55,000 for the first year of employment, with an increase of $6,000 beginning November 1997 and every year thereafter.

	Mr. Benou is entitled to an annual bonus equal to 3% of the Company's annual "income before income tax provision," as stated in its annual Form 10-K. The employment agreement also entitles him to the use of an automobile and to employee benefit plans, such as life, health, pension, profit sharing and other plans. Under the employment agreement, employment terminates upon death or disability of the employee and employee may be terminated by the Company for cause.

	COMPENSATION OF DIRECTORS

	No director of the Corporation receives any cash compensation for his services as such. Currently, the Corporation has two directors who are not employees, Mr. Massad and Mr. Rielly.

	COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

	The full Board of Directors made all decisions concerning executive compensation during fiscal 1997. During fiscal 1997, no executive officers of the Corporation served as a member of the compensation committee or board of directors of another entity.

	PRINCIPAL SHAREHOLDERS

        The following table sets forth, as of June 26, 1998, certain information concerning stock ownership of the Company by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding common shares of the Company, (ii) each of the Company's directors and (iii) all current directors and officers of the Company as a group. Except as otherwise indicated, all such persons have both sole voting and investment power over the shares shown as being beneficially owned by them.
Name and Address of   Amount and Nature            Percent
Beneficial Owner      of Beneficial Ownership      of Class
Robert S. Benou  (1)             220,000             5.8%
Arpad J. Havasy  (1)              55,000             1.5%
Marc R. Benou  (1)                45,000             1.2%
Louis Massad  (1)                  5,000             0.1%
Thomas Fogg  (1)                  25,200             0.7%
Edward J. Rielly  (1)                500             0.0%
All Executive Officers
and Directors as a Group
(6 Persons)                      350,700             9.3%

(1)	The address for these individuals is c/o Conolog Corporation,
5 Columbia Road, Somerville, New Jersey 08876.


	CERTAIN TRANSACTIONS

	The Company has adopted a policy that transactions with affiliated entities or persons will be on terms no less favorable than could be obtained from unrelated parties and that all transactions between the Company and its officers, directors, principal shareholders and affiliates will be approved by a majority of the Company's Board of Directors.

	SELECTION OF AUDITORS

	The Board of Directors recommends the selection of Rosenberg Rich Baker Berman & Company as independent auditors to examine its financial statements for the fiscal year ending July 31, 1998.

	Representatives of Rosenberg Rich Baker Berman & Company are expected to be present at the annual meeting of shareholders with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

	OTHER MATTERS

	The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting.

	SHAREHOLDER PROPOSALS

	Proposals by any shareholders intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Corporation for inclusion in material relating to such meeting not later than February 15, 1999.

				By Order of the Board of Directors,


					Robert S. Benou
					President



2:1-3




	CONOLOG CORPORATION




	PROXY




Annual Meeting of Shareholders - Tuesday, August 11, 1998.
       The undersigned shareholder of Conolog Corporation (the "Company") hereby appoints Robert S. Benou the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on July 6, 1998 at the Annual Meeting of Shareholders of the Company to be held at the offices of Milberg Weiss Bershad Hynes & Lerach LLP, One Pennsylvania Plaza, New York, New York 10119 at 6:30 p.m., local time, on Tuesday, August 11, 1998, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

(Please fill in the reverse side and return promptly in the enclosed envelope.)

Please mark boxes n or x in blue or black ink.


1.	Election of Directors.

FOR all nominees  / /


WITHHOLD authority only for those nominees whose name(s) I have written below / /

WITHHOLD authority for ALL nominees  / /

Nominees for Directors are:  Robert S. Benou
						Arpad J. Havasy
						Louis S. Massad
						Marc R. Benou
						Edward J. Rielly



2.	Proposal to approve the selection of Rosenberg Rich Baker Berman &
Company as the Company's independent auditors for the fiscal year ending July 31, 1998.


         For  / /        Against  / /        Abstain  / /



3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.




[Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.] SIGNATURE(S) should be exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.


					Dated                   , 1998




					          Signature

					________________________________
					          Print Name




					          Signature

					_______________________________
					          Print Name


SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 10-K

Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 X 	Annual  Report Pursuant to Section 13  or  15(d)  of  the Securities
	Exchange Act of 1934
      For the fiscal year ended July 31, 1997 (No Fee Required)

   	Transition Report Pursuant to Section 13 or 15(d) of the Securities
        Exchange Act of 	1934 for the transition period
        from        to         (No Fee Required)

Commission File Number: 0-8174
CONOLOG CORPORATION
(Exact name of registrant as specified in its charter)
DELAWARE                                         52-0853566
(State or other jurisdiction of                 (IRS Employer
 incorporation or organization)               Identification No.)

5 Columbia Road, Somerville, NJ                    08876
(Address of principal executive office)           (Zip code)

 Issuer's telephone number, including area code: (908) 722-8081
Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Name of each exchange in which registered
Common Stock, $1.00 par value                    NASDAQ SmallCap Market
Redeemable Class A Warrants                      NASDAQ SmallCap Market

Check whether the Issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days.
	Yes	X	No

Check if there is no disclosure of delinquent filers in response to
Item 405 of Regulation S-K contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to the Form 10-K. X

The aggregate market value of the voting stock held by non-affiliates of the Registrant based on the closing sale price of $4.125 on
October 24, 1997 was  $8,408,701

The number of shares outstanding of the Registrant's common stock outstanding as of October 24, 1997 was 2,803,473

DOCUMENTS INCORPORATED BY REFERENCE

FORM 10-K
JULY 31, 1997
TABLE OF CONTENTS

PART I
Item 1. BUSINESS. . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

Item 2. PROPERTIES. . . . . . . . . . . . . . . . . . . . . . . . . . . 17

Item 3. LEGAL PROCEEDINGS. . . . . . . . . . . . . . . . . . . . . . .  20

Item 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. . . . . .  20

PART II
Item 5. MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED
        STOCKHOLDER MATTERS. . . . . . . . . . . . . . . . . . . . . .  20

Item 6. SELECTED FINANCIAL DATA. . . . . . . . . . . . . . . . . . . .  22

Item 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS
        AND FINANCIAL CONDITION. . . . . . . . . . . . . . . . . . . .  23

Item 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA. . . . . . . . . .  27

Item 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
        AND FINANCIAL DISCLOSURE. . . . . . . . . . . . . . . . . . .   27

PART III
Item 10. DIRECTORS, EXECUTIVE OFFICERS. . . . . . . . . . . . . . . . . 28

Item 11. EXECUTIVE COMPENSATION, PROMOTERS AND CONTROL PERSONS:
         COMPLIANCE WITH SECTION 16 (A) OF THE EXCHANGE ACT. . . . . .  29

Item 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
         MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . .  31

Item 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS. . . . . . . .  32

PART IV
Item 14. EXHIBITS AND REPORTS. . . . . . . . . . . . . . . . . . . . .  34

SIGNATURES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37

PART I

1. BUSINESS

General

     Conolog Corporation, a Delaware corporation (the "Company" or "Conolog") is engaged in the design, manufacture (directly or through subcontractors) and distribution of small electronic and electromagnetic components and subassemblies for use in telephone, radio and microwave transmission and reception and other communication areas that are used in both military and commercial applications. The Company's products are used for transceiving various quantities, data and protective relaying functions in industrial, utility and other markets.

History

     The Company was organized in 1968 and was engaged primarily in the design and manufacture of electronic components and systems for military applications.

     The Company, in July 1971, merged with DSI Systems, Inc., then engaged in the development and manufacture of terminal viewers for digital retrieval of microfilm. Later that year, the name was changed from DSI Systems, Inc. to Conolog Corporation.

     By 1980 it became apparent that the military segment of the business was growing while the terminal viewer segment was a drain on cash and other resources. By the year end the terminal viewer business was discontinued and the inventory relating thereto was written off, allowing the Company to concentrate on its military business.

     In 1981 the Company acquired one of its customers, INIVEN Corporation ("INIVEN"). At that time, the Company was manufacturing, on behalf of INIVEN, a line of transmitters and receivers used for controlling and transceiving the measurement of the flow of gases and liquids, by gas and water utilities, for controlling the flow of waste water and sewage and measuring and controlling traffic.

     Since the 1980's, Conolog has been an active participant in providing electromagnetic wave filters for major military programs, such as the Patriot Missile, Hawk Missile and Sea Sparrow Missile. In addition to these projects, Conolog components are currently used by the military in tanks, the Apache helicopters and the MK-50 torpedoes.

     During 1987, the Company made the strategic decision to redirect the Company's focus from military to commercial markets. Since that time, the Company has refocused on manufacturing and marketing its products for the commercial marketplace rather than depend on the military and defense-related markets. The effort has included the introduction of new products, the redesign of existing products and increased advertising and marketing efforts, as permitted by its limited financial resources. The percentage of revenues attributed to products manufactured for use in commercial applications increased from approximately 4% of sales in 1981 ($171,000) to approximately 86% of sales in 1997 ($966,115). The decision to embark on this program entailed a major design effort, including the coordination of outside engineering consultants to develop a complete line of products aimed at the Company s target markets. The primary emphasis was on products for electric utilities, cogeneration of power, gas and water companies, traffic control for departments of trans-port(DOT) and airports utilizing DSP (Digital Signal Processing) technology.

     Testing of the Company's first commercial product group, the Teleprotection Series PTR-1000, was under way in the latter part of 1992 by Bonneville Power Administration. This detailed test permitted the Company to "fine tune" the product for power transmission applications. In March 1994, the PTR-1000 was approved for use by such utility and thereafter by other utilities and municipalities. To date, the Company has sold and delivered over 450 PTR-1000 sets to 14 utilities and 3 municipalities, most of which are installed and in service.

     Following the PTR-1000, in 1993, the Company introduced its "98 Series" Tone Products for water, gas, telephone and oil companies, waste water, traffic control and airports. In 1994 the Company unveiled the Power Supply Series (allowing the various utilities to power-up the equipment from any power source), the "40 Series" for transmission of analog variable data (water levels, gas pressures and temperature) and the Multiplexer Series, which permits the transmission of up to 900 separate data points, again using a telephone line, microwave link, or satellite. In 1994 the Company also introduced the "68 Series" tone products. This series is the "98 Series" repackaged mechanically specifically for customers with older systems wanting to upgrade to DSP technology without the expense of a complete mechanical installation. The "68 Series" offers the entire line offered by the "98 Series". In 1995, the Company introduced a stand alone "98 Series" transmitter and receiver for field installations and a wide range fiber optic interface for the Iniven products. The fiber optic interface is also available as a stand alone coupling device. The company launched its industrial grade 1200 Baud Modem for data transmission/ communication, and completed the PTR-1000 Systems options. Through 1997, the Company designed and is in the process of completing and building the PTR-1500 Quad System, Protection Equipment, exclusively for the General Electric Company ("GE"), to be labeled GE-NS50 Series, for worldwide sales as detailed in the agreement between GE and Conolog dated April 1, 1997.

     Due to the end of the cold war and the downsizing of the American military, the Company experienced unexpected sharp reductions of military contracts in fiscal 1993 (the Company's fiscal year ends on July 31) resulting in a 50% decline in the Company's sales for that year, down to $1,486,298 from $2,997,308 in fiscal 1992. The sales of new products could not replace the decrease in military sales. The Company, however, continued to pursue sales as aggressively as its available resources would permit. Sales in fiscal 1995 were $2,090,933 a 2% increase over fiscal 1994. Sales for the Fiscal year ended July 31, 1996 were $1,924,466 as compared to $2,090,933 for the year ended July 31, 1995. Sales in fiscal 1997 totaled $1,123,350, a 42% decrease from $1,924,466 for the same period in 1996.

  Revenues from the Company's  military product sales represented
approximately  30%, 23% and 14% of  sales  of  the  Company    in
fiscal  1995, 1996  and  1997,  respectively, reflecting      the
Company's emphasis on commercial sales and markets.

General Description

 Products

     The Company is engaged in the design and manufacture of (i) transducers, which are electro-magnetic devices which convert electrical energy into mechanical and other forms of physical energy, or conversely convert mechanical and other forms of physical energy into electrical energy; (ii) digital signal processing (DSP) systems and electromagnetic wave filters for differentiation among discreet audio and radio frequencies; (iii) audio transmitters and modulators, for the transmission over telephone lines, microwave circuits, or satellite, of electrical signals obtained from transducers, data generated in electronic code form or by computers or other similar equipment (not manufactured by the Company); (iv) audio receivers and demodulators which are small systems which receive and decode the signals from the audio transmitters and convert them into digital codes for input into computers, teletypes or other similar equipment (not manufactured by the Company) or convert such signals into mechanical or other form of energy, such as opening or closing valves, or starting or stopping a motor; (v) magnetic "networks" which are devices that permit the matching or coupling of different types of communication equipment together or many identical or similar equipment together or onto telephone or other transmission lines so as not to cause interference; and
(vi) analog transmitters and receivers, which permit the coding/transmission and receiving/decoding of a constantly variable data, such as the water level in a tank, pressure in a pipe or temperature, by actually displaying the exact information at the receiving end in digital form for storing in a computer or other devices, or by physically displaying the information in a visual fashion such as a numerical readout or meter, and (VII) multiplexer supervisory controls, which enable callers with high volumes of supervisory data to transmit on fewer phone lines.

     Such products are used in radio and other transmissions, telephones and telephone exchanges, air and traffic control, automatic transmission of data for utilities, teleprinting of transmitted data such as news and stock market information and for use by electric utilities in monitoring power transmission lines for faults and/or failures. The Company's products may be used independently or in combination with other products to form a system type configuration, whereby the Company's equipment is pre-assembled in a large cabinet with other equipment in a configuration that would provide the end user with protection as well as operational status displays.


Present Status/Business Product Description

     The  Company is presently engaged in three basic market segments:

          (A) Commercial Sales (Under the trade-name " INIVEN" (a Division of Conolog))

	- Direct sales to end users

	- Sales to system assemblers

	- Sales to contractors/installers


          (B) Military Sales - Direct contract sales to the military

                         - As subcontractor to systems producers
                         - Foreign governments

          (C) Commercial Sales - As Manufacturing Subcontractor to Systems Producers.

(A) Military Sales

     Since 1992 the Company's engineering staff is dedicated to "INIVEN" commercial designs and does not engage in any new designs for military applications. The Company actively participates in bids only for parts the Company has designed since inception in 1968. Presently there are approximately 400 designs that are applicable to these military sales.

  Military sales are primarily for the Company's electromagnetic wave filters used in military radios, vehicles (cars, trucks or tanks), portable (backpack), special signaling equipment and exchanges (as in field command posts), weapon/missile guidance and control (Patriot missile,Tomahawk, Pave-Paws), torpedo active signal recognition and differentiation mounted in the nose cone of the torpedo (MK-30, Captor, MK-50 torpedoes), ship to ship teletype signaling filters used in deployment of ships (UCC-1 and UCC-4 systems) as well as many other signaling applications where accurate electromagnetic frequency control is required.

     The Company markets the above military sales directly and through independent manufacturing sales representatives on a commission basis.


(B) Commercial "INIVEN" Sales and Products

     "INIVEN" equipment is designed around four (4) core product groups:


          (1)  PTR Teleprotection Series
               (Protective  Tone Relaying Communications Terminal,
                which includes the PTR-1000 and the PTR-1500,under
                development and designed  exclusively for GE    to
                market.
          (2)  Audio Tone & Telemetry Equipment
               (Audio   Tone  Control,  Telemetering   and   Data
               Transmission Systems), which includes Series "98", "68", "40" and "GEN-1".

          (3)  Multiplex Supervisory Control System

          (4) Communication Link Multihead Fiber Optic Couplers and Industrial Grade 1200 Baud Modems.





(1) PTR-1000 Teleprotection Series

     This product is designed for use exclusively by electric power generators (electric utilities and cogenerators) in order to protect their transmission and distribution lines. The PTR-1000, by monitoring the output signal of the transmission equipment in less than one hundred of a second protects the transmission and distribution lines.

     The PTR-1000 are installed in pairs, one unit at each end of the line. Each unit is connected and in constant communication with the other, as they continuously monitor the line for faults. In the event of a fault occurring (such as a downed line or a short circuit) at either end and when confirmed by the receiving PTR-1000 unit, the line is immediately isolated for shut down, averting costly damage and downtime.

     The PTR-1000 system is composed of a transmitter, dual receivers, a logic card (brain center and controller of the system), relay module, line interface module and power supply module. The transmitters at each end are independent and transmit (continuously) the status (information being monitored) at their end of the line.

     In the event of a fault, the information is transmitted to the PTR-1000 at the other end of the line and once confirmed by both its receivers (this duality is designed such that both receivers must agree before any action is taken), it will, when programmed to do so, isolate that end of the line. Generation and distribution of electric power entails expensive equipment at both ends of the line. Faults causing interruption of transmission can cause costly replacement of failed equipment and loss of revenue caused by downtime for repairs.


     The PTR-1500, designed exclusively for GE in accordance with a seven year agreement, is a quad system and performs as 2 duals or 4 singles with many unique features such as multiple line operation, event recording with date stamp with optional analog or digital transmission modes including optic fiber interface.

     The PTR Teleprotection Series is designed for global use by electric utilities and any entity generating power for its own consumption with resale of surplus power to an electric utility,
such   as  cities,   municipalities,   cooperatives  and  large
corporations that find it more economical to generate their own electricity.

    The PTR-1000 target market is worldwide, as follows:

    New   installations;  i.e.,  new  transmission  lines,   new
    distribution segments, for utilities and cogenerators.

    Existing installations not properly protected, improving efficiency and down time.

    Existing installations for upgrading to PTR-1000 technology, again improving efficiency and down time.




     Sales efforts for the PTR-1000 are presently being conducted by the Company's marketing executives, through independent manufacturers' representatives and through distributors. Sales are targeted primarily to the largest utilities and co-generators.

     According  to  McGraw-Hill, Inc. Electrical World  (Electric
Utilities  of  the  United States), in the United  States  alone,
there  are over 500 large entities generating electricity.   They
are:

    Investor-owned

    Municipal Systems

    Cooperative Systems

    Federal, State and District systems.

     To  date , the Company has sold and delivered over 550  PTR-
     1000 sets to 14 utilities and 3 municipalities, most of which are installed and in service.

(2) Audio Tone and Telemetry Equipment

     For many years there has been a need for a modularly independent system that would permit a user, from a distance, to control functions such as opening a valve, starting a motor, shutting down a compressor, changing a traffic signal, control landing lights at an airport, activate a hazard warning on a highway, and in return allow the user to receive information, such as the liquid level in a tank, the pressure in a pipe, the rate of flow out of a compressor, the flow of traffic, the status of a traffic light, airport lights, or confirmation that a command was performed. Such information is transmitted and received and the control functions are performed from a distance utilizing telephone lines, microwave link or direct wire.


     These applications, by their nature, can be accomplished with slow speed signaling systems composed of a transmitter on one end and a receiver on the other to carry out the necessary instructions provided by the transmitter. Each set (transmitter/receiver combination) is called a channel. Because of the slow speed, up to 30 channels could be made to transmit and receive signals, in either direction on a single telephone line, microwave link or direct wired line at the same time. This parallel transmission permits each transmitter/receiver pair to be independent of all the others.

     This   product   segment  includes  the   first   generation
equipment, known as GEN-1, followed by later generations which include technological improvements and programmable capabilities to include:


    GEN-1 Series - First generation with electromagnetic modules and first generation programmable modules without electro-magnetic modules.

    "98" and "68" Series - The latest generation applies DSP and microprocessor technology with full programmability, in the field or at the factory.

    "40" Series - Designed to function with the "98" or "68" series; transmits and receives variable analog data.

GEN-1 and GEN-1 Programmable Series

     The diversity of applications for this equipment makes it available for a wide range of users who are not restricted to a single industry. Typical industrial uses include: the measurement of water and gas, waste water, gasoline, oil, traffic, and electricity. Typical users include: utilities, co-generators, airports, navy yards, telephone companies, paper and pulp processors and wherever remote control and data acquisition is required.

     Because of the ease of use and installation, there is much GEN-1 type equipment installed and used in the United States by a wide spectrum of diverse users. Since the Company's line has a distinct mechanical configuration, the Company designed its GEN-1 Programmable units and other improvements as replacements for existing units. These account for approximately 20% of the Company's commercial sales. The Company's line of GEN-1 equipment is extensive and provides the user with the ability to perform multiple control functions, status monitoring as well as continuous variable data monitoring, such as a level in a tank or pressure gauge.

     Sales  for  this  line are primarily for the replacement  of existing  installations and for expansion of these  installations
where   it  would  not  be  economical  to  install  the   latest
technology, which would not be mechanically compatible.

     Sales to this market are made in the same manner as the PTR-
1000   market   except   that    manufacturers'   representatives
specialize in selling to this diverse market.



"98," "68" and "40" Series

     These series represent the Company's latest designs in the audio tone equipment utilizing the more advanced DSP technology, which provides high accuracy and long term stability. These features have allowed the Company to greatly improve the scope, density and number of functions that can be performed on a single phone line, microwave link or direct line.

     Given this technology and the high-reliability and quality standards of the Company's products, the Company began in the first quarter of 1994 to offer a 12 year warranty for all of its commercial products. This warranty has been favorably received by customers. Based upon its past experience, the Company does not believe that its extended warranty will result in any material repair or replacement expenses.

     Sales of these products are made by the same agents who sell the Company s GEN-1 products, but are also directed to encompass more sophisticated users with larger amounts of data and control points. The mechanical configuration of the "98" series is more compact, permitting more equipment in a given space, while performing many more functions when it is connected to the "40" Series. The "68" Series is the "98" Series repackaged mechanically specifically for customers with older systems permitting them to upgrade their systems to DSP technology. The "40" Series, when connected to the "98" or "68" in the same chassis, permits the continuous monitoring of variable data. Typical applications for these products include transmission of the variable data (such as volume, temperature, pressure and moisture) for water, gas, industrial gases, oil , gasoline, transportation equipment and telephone exchanges, and for use at airports, tunnels and bridges and for security and electricity systems.

(3) Multiplex Supervisory (IM) Control System

     This product is a response to the cost and scarcity of dedicated phone lines (connections whereby the phone link is dedicated to one subscriber), and enables customers with high volumes of supervisory data (where many functions are monitored from a single site) to transmit data on fewer phone lines (i.e., with more data per channel, up to a maximum of 30 channels per line).


     Using the "98" DSP Series as its communications link, the Company designed the Multiplexer Supervisory Control System to handle 8 times the normal capacity per channel. The microprocessor based system allows a single telephone line to handle up to 900 data inputs.

     This product line, because of its data density capability, may be utilized for a very broad range of applications. This product has only recently been introduced and the Company sales efforts for it are being conducted through its existing independent manufacturers sales representatives.

(4) Fiber Optic Link and Data Modem

     The expansion of fiber lines by the Company's customers and their need to switch equipment from phone lines to fiber prompted the Company to design and introduce a fiber-optic-coupler line to interface with the many different fiber heads. In addition to complete data interface couplers the Company launched a series of 1200 Baud Modems (Industrial Grade) for operation under the same environmental specifications in line with the Company's products.

(C) Commercial Subcontract Manufacturing to Systems Producers

     Since the downsizing of the American Military, the Company has actively sought manufacturing subcontract orders to fill the production void created by the severe drop in military production. In June 1996 the Company negotiated and entered into a renewable annual agreement with the General Electric Company, GE Electrical Distribution and Control and its participating affiliated companies for the manufacture of sub-systems, board assemblies and magnetic filters and other products consistent with the Company's expertise. The success of this agreement has prompted the Company to pursue other system producers to more fully utilize the Company's manufacturing capacity.

On April 1, 1997, the Company signed an  exclusive   distribution
with the General Electric Company to develop and manufacture   an
advanced tone protection series product, the PTR 1500.  Under the
terms of the agreement, General Electric plans  to  market    the
product world wide beginning in 1998. ( SEE: Recent Developments).



Recent Developments

The Company plans to have the PTR 1500 series   tone   protection
product available for General Electric evaluation during November
1997.  The  design  of  the  prototypes  for the PTR 1500   series
were essentially completed during fiscal 1997 and production boards were included in inventory at July 31, 1997. Final testing and evaluation by GE of these prototypes are anticipated to be completed by January 5, 1998. Upon acceptance by GE, the Company intends to commence shipping production units for delivery during March/April 1998.

The Company s new INIVEN Multiplexer  was tested  for 2 way radio
operation to  provide  8  analog  and 16 status    functions  bi-
directionally at a single site. The Company plans to introduce this radio link product line in the second half of 1998.





Public Offering

     On August 16, 1995, the Company offered 235,750 Units (the "Units") at a price of $10.00 per Unit. Each Unit consisted of two (2) shares of Common Stock, par value $1.00 per share ("Common Stock"), and one (1) Redeemable Class A Warrant for Common Stock ("Class A Warrant"). The Common Stock and Class A Warrants were immediately detachable and separately tradeable. Each Class A Warrant entitled the holder to purchase one share of the Company's Common Stock, at an exercise price of $6.00, subject to adjustment, from August 17, 1996 through August 16,
1998. The Class A Warrants are subject to redemption by the Company at anytime after August 17, 1996 on not less than 30 days notice at $.05 per warrant, provided the average closing price of the Common Stock for 20 consecutive trading days ending within 15 days prior to the notice exceeds $7.20 per share.

     The costs of the offering were deducted from the proceeds from the sale of stock.

     On  August  16, 1995, the Company effected a 1-  for  -  100 reverse  stock split of its Common Stock on all shares of  Common
Stock outstanding.

     On August 16, 1995, holders of 19,360 shares of the Company's Series B Preferred Stock (including Robert Benou and Arpad J. Havasy, officers and directors of the Company) converted their shares of Series B Preferred Stock into 387,200(3,872 post-split) shares of Common Stock.

     On  August  16,  1995, $381,533 of the $420,179  of  accrued dividends on the Series B Preferred Stock at December 31, 1994 were converted into 76,307 shares of Common Stock (represents a $5.00 per share assigned value of Common Stock) and the remaining dividends due to such holders (including Messrs. Benou and Havasy) were waived.


     On August 16, 1995, accrued salaries through April 28, 1995 of $309,109 owed by the Company to Mr. Benou were converted into 61,822 shares of Common Stock (represents a $5.00 per share assigned value of Common Stock).

     On  August  16,  1995, in connection with  the  August  1995
Offering, the Bank exchanged their existing loan agreement for the following:

     (a)  $250,000 cash
     (b)  $1,025,000 five-year term loan
     (c)  375,000 common shares of the Company

     The debt forgiveness of $1,232,728 on restructuring of the obligation less the tax benefit thereon is accounted for as an extraordinary gain to the Company.




STRATEGY

     The Company's strategy is to exploit new commercial markets by continuing to develop new products and enhance existing products to improve both its market share and competitive position. Growth in commercial sales is expected to come through internal growth of existing products, new product introductions and the expansion of regional markets to meet the growing needs of its customers for more sophisticated and comprehensive products and services. The Company introduced a fiber optic digitizer during fiscal 1996. The Company believes the largest growth opportunity remains with the electric utility market, although it intends to reach other industrial and utility markets such as railroad and waste water, respectively. The Company began an advertisement program during 1996 and devoted substantial resources as available for promotion. The Company intends to participate in various trade shows, such as the Utilities Communications Council and IEEE/PES during the forthcoming year.

The Company will continue to seek out and broaden its base of manufacturer reps and other marketing strategies to strengthen its market presence.

MARKETING AND SALES

     In general, the Company's products are marketed be means of telemarketing and customer contacts by the Company's direct sales force and through independent manufacturing sales representatives and distributors.

     MILITARY - The Company markets its military sales directly and through independent manufacturing sales representatives.

     COMMERCIAL -  The  Company  markets the PTR-1000 by means of
Company  Sales  personnel,  through  independent   manufacturers
representatives, and through distributors, focusing mainly on the largest utilities and co-generators. In the United States alone there are over 500 large entities generating electricity which are identified as investor-owned, municipal systems, cooperative systems and federal, state and district systems. The Company intends to expand its sales efforts and expand sales to international markets. The Company markets its Gen-1 and Gen-1 Programmable Series, as well as its "98" Series, "68" Series and "40" Series, in the same way as the PTR-1000 except that the manufacturers representatives used by the Company specialize in selling to the diverse markets that utilize such products.



Competition

     The market for the Company's products is very competitive. There are several companies engaged in the manufacture of products of the type produced by the Company, most of which are substantially larger and have substantially greater name recognition or greater financial resources and personnel. The major competitive factors include product quality and reliability price, service and delivery. Competition is expected to continue and intensify. The market is also characterized by rapid technological changes and advances. The Company would be adversely affected if its competitors introduced technology superior products or offered these products at significantly lower prices than the Company s products.


Largest Customers

     Sales to the Company's two major customers during fiscal 1997 (General Electric and Bonneville Power Authority) totaled $255,500 and $200,000 respectively (22.7% and 17.8%, respectively of all sales). Sales to the Company's major customer in fiscal 1996 (B.C. Hydro-Canada) totaled $380,000 (19.7% of all sales).Sales to the Company's major customer in fiscal 1995 (United States Government) totaled $424,849 (20% of net sales). During fiscal 1994, sales to the Company's major customer (Westinghouse Electric Corp. - Naval Systems Division) totaled $597,000 (29% of net
sales).     None   of  such  customers  has or  had  any material
relationship other than business with the Company.

Raw Materials

 Inventory

     The Company believes that it has adequate sources of raw materials available for use in its business. The Company s products are assembled from a variety of standard electronic components,such as integrated circuits, transformers,transistors, passive components ( i.e., resistors, capacitors and inductors), diodes and assorted hardware such as printed circuit boards, connectors and faceplates. The Company is not dependent upon any
single supplier.   The Company  also  purchases a number of other
electronic components and sub-assemblies from various suppliers. There has been no material increase in the cost of most raw materials and the Company has no reason to anticipate any significant shortage of raw materials in the future. The Company generally is required to maintain adequate amounts of raw material and parts inventories to meet delivery requirements of customers and to assure itself of a continuous availability of these items.

     In  the  past  the  Company  manufactured  and held  in  its
inventory   finished   products   pursuant   to   the    military
specifications and based  upon the military   forecast for future
quantities   and   delivery   schedules.   Widespread    military
procurements were discontinued as a result of the end of the cold
war  and  the  downsizing   of   the  military     establishment.
Consequently,  management  made  a decision  to   write off    a
substantial amount of the  military   inventory.  As a result  of
the Company no longer manufacturers military product in   advance.
Rather, it only schedules   production  as  purchase  orders  are
received.


Manufacturing

     Of the 15,700 square feet that the Company occupies at 5 Columbia Road in Somerville, NJ, approximately 10,000 square feet are dedicated to manufacturing. The Company assembles, under normal workload conditions, all the product it sells. To accommodate the peak demands that occur from time to time the Company has developed a number of subcontractors to assemble boards to the Company's specifications. All assemblies, however, are inspected and fully tested by the Company's quality, engineering and testing departments. The Company maintains test equipment and every product is burned-in (i.e., each product is run at full power for 48 hours) and tested prior to shipment.This control, together with design reliability, has permitted the Company to offer a 12-year warranty on all its commercial products.



Warranty and Service

     The Company provides a twelve year warranty on its products which covers parts and labor. The Company, at its option, repairs or replaces products that are found defective during
the       warranty   period   providing    proper      preventive
maintenance procedures have been followed by customers. Repairs that are necessitated by misuse of such products are not covered by the Company s warranty.

     In cases of defective products, the customer typically returns them to the Company's facility in Somerville, New Jersey. The Company's service personnel then replace or repair the defective items and ship them back to the customer. Generally all servicing is completed at the Company's plant and customers are charged a fee for those service items that are not covered by the warranty. The Company does not offer its customers any formal written service contracts.

Research and Development

 New Products

     Prior to fiscal 1997, amounts expended by the Company in recent years for research and development activities have not been material. During fiscal 1997, the Company invested approximately $700,000 for the design and development of the PTR 1500 for General Electric. The Company completed the PTR-
1000 series option modules and the standard modules of the PTR-1500 Quad Series to be sold exclusively worldwide by GE as its Model NS50 The first prototypes are expected to be delivered in November, 1997 ( See: Recent Developments).

    During 1996, the Company invested financial resources to design a fiber optic digitizer and a 1200 baud modem to be sold separately or jointly with INIVEN products. This product will enable the Company s INIVEN products to transmit directly onto fiber optic cables, and open a new market for the Company's products. The Company intends to add designs that will extend its product capability to handle new data inputs not presently available. There can be no assurance that the Company will be able to successfully develop and add designs to its products.

Patents and Trademarks

     The Company does not have any patents covering any of its present products. The Company uses the trademark INIVEN for its commercial products. The Company believes that such trademark is recognized in the Company's industry. The Company believes that its prospects are dependent primarily upon its ability to offer its customers high quality, reliable products at competitive prices rather than on its ability to obtain and defend patents and trademarks. The Company does not believe that its INIVEN trademark is of material importance to the Companys business.

Backlog


     As of July 31, 1997, the Company had a backlog of approximately $2.9 million. It is anticipated that this backlog will be filled during the balance of calendar year 1997 and the 1998 fiscal year ending July 31, 1998. As of July 31, 1996 and 1995, the Company had a backlog of approximately $3,400,000 and $1,300,000, respectively.

The backlog of orders for the Company s PTR 1000 series of product consists of multiple blanket contracts at fixed prices for the duration of the contract. There is no obligation or penalty if the contracts expire prior to additional orders being placed for the total value of the contract.

Governmental Regulation

     The Company's manufacturing facilities, in common with those of industry generally, are subject to numerous existing and proposed Federal and state regulations designed to protect the environment, establish occupational safety and health standards and cover other matters. The Company believes that its operations are in compliance with existing regulations and does not believe that such compliance has had or will have any material effect upon its capital expenditures, earnings or competitive position. With respect to military sales, the Company is not subject to any special regulations. The products manufactured are done so in accordance with accepted commercial practices.

Renegotiation

     No material portion of the Company s business has been subject to renegotiation of profits at the election of the Government since 1987.



Seasonality

     The business of the Company is not seasonal,but is sensitive to general economic factors, such as interest rates, availability of credit for capital purchases, overall business climate and general business outlooks that historically impact capital purchase decisions.

Foreign Sales

     During fiscal 1997, the Company did not have any foreign sales. The company had approximately $380,000 in foreign sales to British Columbia Hydro Power Authority, Inc. during fiscal 1996. In fiscal 1995 the Company had foreign sales of $140,000 to the Government of Israel.


Employees

     As of July 31, 1997, the Company employed 31 persons on a full-time basis, including 2 in management, 2 in sales, 2 in clerical, 1 in accounting, 1 in purchasing, 3 in engineering and 20 in production. The Company has enjoyed good labor relations. None of the Company's employees are represented by a labor union or bound by a collective bargaining agreement. The Company has never suffered a work stoppage. The Company believes its future success will depend, in part, on its continued ability to recruit and retain highly skilled management, marketing and technical personnel.

Item 2. PROPERTIES

     The Company owned facility, which management considers adequate for the Company's present requirements, is located at 5 Columbia Road, Somerville, NJ. This facility is used for manufacturing, sales and its executive offices and comprises 15,700 square feet.

Credit Facility

Background

     On October 25, 1994, the Company and Chase Manhattan Bank (as successor by mergers with Manufacturers Hanover Trust Company and Chemical Bank) (the "Bank") restructured the Company's credit facility ("Credit Facility") between the Company and the Bank that had been in effect since April 5, 1989.


Under the restructured terms the Credit Facility had been extended as follows:

          (i) Interest on the Credit Facility was to accrue but not be payable until July 31, 1995. Beginning on that date, interest payments were to be made in arrears on the last day of each month, with all unpaid interest previously accrued becoming due and payable on November 30, 1995.

          (ii) All principal on the Credit Facility and other amounts owing to the Bank would become due and payable November 30, 1995.

     The  principal amount owing to the Bank at January 31,  1995 was  $3,789,000 and the unpaid accrued interest was $584,728. The
interest  rate  on the Credit Facility  was 9.75% at   January 31,
1995.


     To secure payment under the Credit Facility, the Company granted the Bank a first priority lien on all accounts receivable, inventory, equipment and general intangibles of the Company and a lien on the Company's real property located at 5 Columbia Road, Somerville, New Jersey 08876.

     Payment of liabilities of the Company to the Bank under the Credit Facility was guaranteed by Robert S. Benou, President of Company, to the extent of $965,000 and Arpad J. Havasy, Executive Vice President of the Company, to the extent of $492,500, and each had pledged all of his Common Stock and Series B Preferred Stock to the Bank to secure their respective guarantees.


Terms in Connection with August 1995 Offering

     In connection with the August 1995 Offering the Bank and the Company agreed to restructure the Credit Facility as follows:

The  Bank  received  from  the proceeds  of such  offering a cash
payment  of $250,000  (the "Cash Amount").   The  remaining debt,
after  giving effect  to   the  payment  to the  Cash  Amount was
restructured as follows: (1) $1,025,000 was structured as a five-year term loan (the "Term Loan") bearing interest at the Bank's
Reference Rate plus 125 basis points, to be amortized over 10 years; $50,000 per year for the first two years, $100,000 per year in the third and fourth years and $112,500 in the fifth year. After the fifth year, the balance of the payments was to be renegotiated at the Bank's option; and secured by the existing collateral; and (2) all debt owing to the Bank in excess of the Cash Amount and the Term Loan was converted into 375,000 shares of Common Stock of the Company (the "Bank Shares").

In addition,  the Bank   released   the   existing     guarantees
of Messrs. Benou and Havasy on the effective date of the August 1995 Public Offering. Finally, pursuant to the restructured 1996 Credit Facility the Bank was granted the right to appoint a member to the Company's Board of Directors



     The debt forgiveness of $1,232,728 on restructuring of the obligation less the tax benefit thereon is accounted for as an extraordinary gain to the Company.




Credit Facility and Agreement with CNL Holdings, Inc.

     The principal amount owing to the Bank under the Company's Credit Facility at June 30, 1996 and amended as of January 1,1997 was $1,012,500 and the unpaid accrued interest was $48,850. The Bank and the Company entered into the Conolog Corporation Allonge (dated as of September 11, 1996) pursuant to which the
Amended  and   Restated  Term Note  dated   as of  August 2, 1995
between the Company and the Bank (the "Note") was further amended to permit the conversion by the Bank of the unpaid principal and interest due under the Note into 1,400,000 shares of the Company's Common Stock and provided for conversion to be exercised by the Bank or its assignee. The Bank deferred all payments of principal and interest under the Note until April 16, 1997.


     Subsequently, on September 12, 1996 the bank and CNL Holdings, Inc., a private investor group, entered into an Option and Purchase, Sale and Assignment Agreement dated as of September 12, 1996 (the "Option Agreement"). Under the Option Agreement
the  Bank       granted  an option  to CNL to purchase  all of the
Bank's interest in (i)the Amended and Restated Term Loan Agreement dated as of August 2, 1995 between the Company and the Bank,
(ii) the Note and (iii) the 375,000 shares of the Company's Common Stock owned by the Bank. CNL paid $150,000 to the Bank for the option, which had an exercise price of $1,500,000 (a balance of $1,350,000) and an expiration date of April 15, 1997.

     As part of the aforementioned transaction, CNL agreed to loan up to $2,500,000 to the Company under certain circumstances (as described below) and the Company agreed to file a registration statement (the "Registration Statement") with the Securities and Exchange Commission to register the 375,000 shares of Common Stock owned by the Bank and the 1,400,000 shares of Common Stock into which the Note is convertible (collectively, the "Acquired Shares"). As of July 31, 1997, CNL Holdings, Inc. has loaned the company $916,235.


      Each loan bears interest at the  rate of  4% per annum and
is   be due 12 months  from the date of  such Loan.  At maturity, the Company will have the option to pay each Loan, together with all accrued interest thereon in cash, or by issuing shares of a
new Series  C  Preferred  Stock  ( the  "Series  C     Preferred")
valued at $5.00 per share  for purposes of such repayment.

     The Series C Preferred will be non-voting and carry a cumulative dividend of 8% per annum which may be payable at the Company s option by the issuance of shares of Common Stock valued at $5.00 per share up to a maximum of 40,000 shares per annum. The Series C Preferred will be convertible into common stock at the rate of one share of common stock for each share of Series C Preferred and have a liquidating preference of $5.00 per share.

     The Agreement also provides that for the two year period commencing on the issuance of any shares of Series C Preferred (the "Registration Period") CNL may elect to include its Series C Preferred in any post-effective amendment to the Registration Statement or any new registration statement under the Securities Act of 1933, as amended. In addition, the Agreement also provides that during the Registration Period, CNL may give notice to the Company to the effect that it desires to register its shares under the Act for public distribution in which case the Company will file a post-effective amendment to a then current registration statement or a new registration statement.

  Management  believes   that  the  foregoing  transactions
benefited the Company and its stockholders. The exercise by CNL of its option under the Option Agreement converted the remaining Debt Claim into shares of Common Stock which provided, the Company the opportunity to, in effect, exchange its debt for equity and eliminated the Company's default under the Credit
Facility.   As of July 31, 1997,  CNL  has  fully  exercised  its
option to acquire all of the Banks shares. The Company s bank debt has been cancelled and the bank liens on the Company s property has been terminated.

Item 3. LEGAL PROCEEDINGS

The Company is not subject to any material pending legal proceedings.

Item 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

During the fiscal quarter ended January 31, 1997, shareholders of the Company approved an amendment to the Certificate of Incorporation to increase the total number of authorized shares of all classes of stock from 6,500,000 of which 500,000 shares are classified as Preferred Stock and 6,000,000 shares are classified as Common Stock to 22,000,000 shares of which 2,000,000 shares will be classified as Preferred Stock and 20,000,000 shares will be classified as Common Stock.



       PART II

Item 5. MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED
STOCKHOLDER MATTERS

MARKET PRICE FOR COMMON STOCK AND CLASS A WARRANTS

     The Company's Common Stock and Warrants are thinly traded on the Nasdaq SmallCap Market, under the symbols CNLG and CNLGW, respectively. Prior to the August 1995 Offering, the Common Stock was traded on the OTC Bulletin Board.

     The following table sets forth, for the periods indicated, the high and low bid and asked quotations of the Common Stock, based upon information supplied by the National Quotation Bureau for the years 1995, 1996 and the first three quarters of 1997. Such quotations represent inter-dealer prices, without retail markups, markdowns or commissions and may not necessarily
represent actual transactions. As of October 22, 1997,        the
Company's Common Stock was held by approximately 817 shareholders of record.






                            Bid                     Asked


                      High       Low           High        Low

1995

   First Quarter      .02        .01           .10         .05

   Second Quarter     .04        .01           .15         .05



        The following table sets forth, for the periods indicated, the high and low prices of the Company's Units (which no longer trade), Common Stock and Warrants traded on the Nasdaq SmallCap
Market for the  third and  fourth of 1995, 1996 and   the   first
second and third quarters of 1997:


                  Units        Common  Stock        Warrants


   1995      High     Low      High     Low       High     Low

   Third
   Quarter   18.5     14.00    8.50     5.75      4.00     2.00


   Fourth    19.25    14.75    9.25     6.25      3.25     1.25
   Quarter


   1996

   First     15.00    11.00     8.125    3.875     2.00     .9375
   Quarter

   Second    11.25    11.25    6.5625   4.25       1.00    1.0156
   Quarter


   Third      __       ___     6.25     2.25       1.50     .5625
   Quarter

   Fourth     __       ___     3.875    2.375      1.25      .50
   Quarter

1997

   First      ___     ____     5.875     3.00        .9375   .625
   Quarter

   Second     ___     ____      6.125    2.375      1.000    .375
   Quarter

   Third      ___     ____      5.675    2.250       .875    .250
   Quarter

DIVIDENDS

Holders of Common Stock are entitled to receive such dividends as may be declared by the Board of Directors of the Company. To date, the Company has neither declared nor paid any dividends on its
Common  Stock or on its Preferred A or Preferred B share.     The
Company anticipate that no such dividends will  be  paid  in  the
foreseeable  future.  Rather, the Company intends to  apply   any
earnings to the expansion and development of its  business.   Any
payment of cash dividends on any of its securities in  the future
will  be dependent    upon the future  earnings  of  the Company,
including its financial condition, capital requirement and other factors which the Board of Directors deems relevant

Item 6.  SELECTED FINANCIAL DATA
                       Year Ended
                       July 31,
(in thousands, except   1997      1996     1995    1994    1993
per share amounts)

Operations Summary:
Net sales and other     $1,123   $1,924   $2,091  $2,045  $1,486
income

Net income (loss)
from                     (672)      294     (522) (1,183)   (322)
continuing operations

Income (loss) from
continuing operations
per primary              (.42)     0.28     (0.12) (0.27)  (0.07)
share

Income (loss) from
continuing operations
after
giving retroactive
effect to a 1 for          -        -       (12.01)(27.22) (7.41)
100 reverse stock
split on August
16, 1995
Balance Sheet
Summary:
 Total assets          $4,340    $3,928     $3,882  $3,739 $4,601


Long-term debt and
capitalized lease      $4            $5        $34  $3,830 $3,733
obligations






Item 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF
OPERATIONS AND FINANCIAL CONDITION

Results of Operations

     In order to summarize the Company's operating results for the past three years, the following tables indicate the percentage relationships of income and expense items in the statements of income and the percentage changes in those items for such years.



   Income & Expense Items as          Income &          Percentage
    a Percentage Of Revenues        Expense Items   Increase/Decrease
    From Operations
      For The Years Ended July 31

     1997    1996   1995                1996 to   1995 to    1994 to
                                          1997      1996      1995
    100.0%  100.0% 100.0%  Sales &       (41.6%)    (8.0%)      2.3%
                           other
                           income
     84.2%*  67.2*  92.2*  Cost of       (27.9)    (32.9)      (4.2)
                           products
                           sold
     67.6    49.2   44.2   Selling,      (19.9)      2.4        8.4
                           general &
                           administrat
                           ive
      7.2     6.8   12.1   Interest      (38.5)    (48.0)     (30.0)

    158.9   123.2  148.5   Total costs   (24.7)    (23.5)      (3.8)
                           & expenses
    (52.9)  (23.2) (48.5)   Income        48.2     (56.0)     (14.3)
                           (loss)
                           before
                           taxes
       .9     -    (23.5)  Income        494.2    (100.0)        -
                           taxes
                           (credits)
    (59.8)% (23.2)%(25.0)% Loss before    50.4%   (14.4)%    (14.3)%
                           extraordinary
                           item

* Includes write-offs for obsolete or excess inventory which were $28,101, $50,281 and $656,248 in 1997, 1996,and 1995 respectively.

Results of Operations

1997 Compared to 1996

     Total revenue decreased $801,076 or 42% from $1,924,466 to $1,123,391 in 1997. This decrease was attributable to delays in the release of tone protection orders from the Bonneville Power Administration and other customers. The Company attributes these delays to the budget constraints for various utilities and to the pending release of the new advanced tone protection device, the PTR-1500. The Company essentially completed the prototypes during the first fiscal quarter ended October 31, 1997. The Company plans to ship prototypes to GE during November 1997.


     Gross Margins, inclusive of inventory adjustments for the years ended July 31, 1997 and 1996 totaled $177,910 & $632,185 representing 15.8% and 32.9% of revenues. Gross margins for 1997 were lower than 1996 due to the lower utilization of the factory in fiscal 1997 over 1996.

     Selling, General and Administrative expenses decreased from $946,954 in 1996 to $758,880 in 1997 representing a decrease of 19.9%. This decrease is the result of cost cutting initiatives in the form of manpower reductions and reduced expenditures for sales and marketing expenses. These initiative were taken by management during the year to help offset the drop in sales during fiscal 1997.

     Interest expense totaled $81,026 for the year ended July 31, 1997 compared to $131,854 for the year ended July 31, 1996. This
decrease  was  a result  of lower   outstanding  loan    balances
resulting from the paydown of the credit facility during the year.

     As a result of the foregoing, the Company reported a net loss of $672,080 or $0.42 per share. This compares to a net income of $293,552 or $.28 per share for the same period last year.


1996 Compared To 1995

     Revenues for the year ended July 31, 1996 decreased to $1,924,466 from $2,090,933 for the twelve months of the prior year, representing a decrease of 8.0%. Revenues declined as a result of a decline in sales in the military sector. The Company completed a large sale of switches to the military in Fiscal 1995 and did not have a comparable sale for Fiscal 1996.

     Gross margins for the year totaled $632,184 and $163,194, respectively, representing 32.9 % and 7.8%, respectively, of revenues. Gross margins were higher in 1996 due to the obsolete inventory write-off in 1995. Without the inventory write-off the 1996 and 1995 gross margin would have been 35,5% and 39.3%, respectively. The gross margin for 1996 was lower than 1995 without the inventory write-off due to the fact that higher than normal discounts were offered and taken on two major sales.

     Selling, general and administrative expenses increased from $924,524 in 1995 to $946,954 in 1996, representing an increase of 2.4%. These expenses increased as a result of an expansion of the employment base and an increase in advertising and promotion costs.

     Interest expense totaled $131,854 for the year ended July 31, 1996 as compared to $253,686 in interest expense for the year ended July 31, 1995. The Company reached a debt restructuring agreement with the Bank during 1995 that resulted in having no interest expense for the quarter ended April 30, 1996.

     As a result of the foregoing, the Company reported a net loss of $293,552, or $.28 per share. The 1996 net profit was inclusive of a debt compromise of $740,376, net of a tax benefit of $492,352. This compares to a net loss of $522,044 or $.12 per share for the same period last year (after retroactive effect to a 1 for 100 reverse split on August 16, 1995 and after extraordinary item in 1996).

     As of July 31, 1996 the Registrant's backlog of orders was approximately $3.4 million, representing a mix of military and commercial telecommunication products. The Company anticipates its commercial shipments to grow as a percentage of total sales for the foreseeable future.


1995 Compared To 1994

     Total revenue increased $46,000, or 2.3%, from $2,045,000 in 1994 to $2,091,000 in 1995. The increase was attributable to an expansion in the commercial sector of the Company's business, which contributed $1,422,000 or 68% to total revenues in 1995, compared to $1,300,000 or 64% of total revenues in 1994.

     Costs of sales totaled $1,271,000 for the year ended July 31, 1995 as compared to $1,068,000 for the comparable period ended July 31, 1994, representing 60.8% and 52.2% of net revenues, respectively. Cost of sales increased as a result of product mix during the comparable years.

      A charge of $656,000 for inventory write-off was recorded during the year. This amount was exclusively due to certain inventories purchased for military programs in prior periods that were phased out. There was a comparable charge of $945,000 in fiscal 1994.

     The Company determined during the first quarter of 1995 that there was not sufficient information from the Government's Defense-Electronic Supply Center ("DESC") facility to permit the Company to make a quantitative determination of future sales. Inventory which totaled $656,000 was written off after management made an analysis of parts maintained for military and government orders compared to available inventories. This amount consisted of $318,000 for raw materials, $249,000 for work in progress and
$89,000  for  finished goods.   There were  comparable charges of
$945,000 in the twelve month period ended April 30, 1994. This analysis consisted of a study of the forecasted requisitions of upcoming orders of the DESC, Conolog's principal defense customer. On examination of prospective sales, it was determined that the government had no requirements for Conolog's military products for at least the next twelve to eighteen months.

     As a result of the foregoing, gross profit margins totaled $163,914 or 7.8% of sales for the fiscal year ended July 31, 1995 as compared to $32,330 or 1.6% of sales for the same twelve month period in 1994. Exclusive of inventory adjustments, gross profit margins would have been 39% for the year ended July 31, 1995 and 48% for the year ended July 31, 1994.

     Selling, General and Administrative Expense totaled $925,000 or 44.2% of revenues, as compared to $853,000 or 41.7% of revenues for the comparable period last year.

     As a result of the foregoing, an operating loss of  $761,000 was realized for the year ended July 31, 1995 as compared to an operating loss of $821,000 for the same period last year.

     Interest expense for the twelve months totaled $254,000 compared to $362,000 for the fiscal year ended July 31, 1994. The Bank had agreed to fix the total interest owed as of January 31, 1995 and to keep the amount unchanged through August 16, 1995. Accordingly, no interest expense was accrued from February 1,1995 through July 31, 1995.

     As a result of the foregoing, the Company incurred a net loss of $522,000 for the twelve months ended July 31, 1995, compared to a net loss of $1,183,000 for the same period last year. The loss in 1995 was reduced by the income tax benefit derived from previously incurred operating losses not deducted. The losses, as a result of the Registration, will be deductible against forgiveness of indebtedness income.


     As of July 31, 1995 the Company's backlog totaled $1.3 million, consisting of a mix of military and commercial tele-communication products, compared to $1.5 million at July 31,1994. The Company anticipates its commercial shipments to continue to grow as a percentage of total sales in the foreseeable future.



LIQUIDITY AND CAPITAL RESOURCES

     Working capital at July 31, 1997 was $2,456,122 compared to $1,914,981 at year ended July 31, 1996. The improvement in the working capital is the result of a planned inventory increase of $236,012. This is primarily attributed to the building of the PTR-1500 tone protection device. The Company will be delivering to the General Electric Company under contract prototype units during November 1997. Production units are expected to be delivered during the second quarter of fiscal 1998.

     Accounts receivable have decreased from $304,020 at year-end
July  31, 1996 to $109,571 at July 31, 1997.  This   decrease  of
$194,449 is the result of lower average sales for fiscal     1997
versus 1996.


     During the year, the Company received a total of $1,116,235 in loans from private investors. The proceeds of these loans were used primarily for working capital purposes. Loans totaling $916,235 were received during the year from CNL Holdings,Inc. In addition to the CNL Holdings, Inc. loans, an additional $200,000 in loans were received as bridge loans from certain investors, the " Bridge Lenders". Each of the bridge loans bear interest at the rate of eight percent (8%) per annum. The Bridge Lenders have the right to convert $50,000 in the aggregate principal amount of their loans into a total of 1.2 million Class A Warrants. Each Class A Warrant contained in the Convertible Bridge Notes is identical to the Company s currently outstanding Class A Warrants. The CNL Holdings, Inc. loans are due 12 months from the date of each loan. At maturity, the Company will have the option to pay each loan, together with accrued interest, by issuing shares of a new Series C Preferred Stock. The bridge loan amounts are due and payable, with accrued interest, upon the earlier of (1)January 31, 1999, or (ii) the date of closing of a public offering of common stock and common stock warrants of the Company. A Registration statement was filed on Form S-1 with the Securities and Exchange Commission on September 12, 1997


Each of the bridge loans bear interest at the rate of eight percent (8%) per annum. The Bridge Lenders have the right to convert $50,000 in the aggregate principal amount of their loans into a total of 1.2 million Class A Warrants. Each Class A Warrant contained in the Convertible Bridge Notes is identical to the Company s currently outstanding Class A Warrants.

On September 12, 1997 the Company filed a Registration Statement on Form S-1 with the Securities and Exchange Commission. This Registration Statement covers the primary offering of securities of the Company and the offering of other securities by the Bridge Lenders. The Company is registering, under primary prospectus 805,000 Units, each Unit consisting of one (1) share of common stock and four (4) Class A warrants. The Bridge Lenders are registering, under an alternate prospectus, 1.2 million Class A
Warrants.        At July 31, 1997 all costs associated with  this
offering were deferred. These costs will be deducted from the Proceeds of the sale of stock. The Company plans to use proceeds from the public offering to satisfy its loan obligations to CNL Holdings, Inc. and the Bridge Lenders.


     The Company plans to meet its cash requirements for the next twelve months through existing cash balances, cash generated from operations and the net proceeds of the public offering. In addition, the Company believes that it can obtain financing from institutional investors secured by its assets, if necessary.

Inflation

     Management believes that the results of operations have not been affected by inflation and management does not expect inflation to have a significant effect on its operations in the future.

Item 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

     The financial statements of Conolog Corporation, together with notes and the Independent Auditors Report, are set forth immediately following Item 14 of this Form 10-K.

Item 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
ACCOUNTING AND FINANCIAL DISCLOSURE

     None



                            PART III

Item 10. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL
PERSONS; COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

                           MANAGEMENT

Directors and Executive Officers

     The following table sets forth certain information regarding the officers and directors of the Company as of July 31, 1997.

NAME AGE          POSITION

Robert S. Benou      63            President and Director

Arpad J. Havasy      61            Executive Vice President,
                                   Secretary, Treasurer and
                                   Director

Louis S. Massad      60            Director

Marc  R.  Benou      30            Vice President,  Assistant
                                   Secretary and Director

Thomas Fogg          62            Vice President-Engineering




     Robert S. Benou has served as President and a Director of the Company since 1968. Mr. Benou is responsible for military products, new product development and supervision of sales and marketing. Mr. Benou is a graduate of Victoria College and holds a BS degree from Kingston College, England and a BSEE from Newark College of Engineering, in addition to industrial management courses at Newark College of Engineering. Robert S. Benou is the father of Marc R. Benou.

     Arpad J. Havasy has served as the Company's Executive Vice President and Director since 1968. Mr. Havasy is a graduate of Electromos E's Gepeszeti Technikum (Hungary) and the University of Budapest. In addition, Mr. Havasy has attended courses at both Rutgers University and the American Management Association. Mr. Havasy is on total disability.

     Louis S. Massad has been a Director of the Company since April 1995. Mr. Massad has been Vice President, Chief Financial Officer and Director of Computer Power Inc. since 1986. Mr. Massad holds a BS and MS degree from Cairo University (Egypt) and an MBA from Long Island University, New York.


     Marc R. Benou joined the Company in 1991 and is responsible for material, purchasing and inventory control. In March 1995, he was elected Vice President, Assistant Secretary and a Director
 .   Mr. Benou attended Lehigh and High Point University and holds a BS degree in Psychology and a BS in Business Administration and
Management.   Marc R. Benou is the son of Robert  S.  Benou,  the
Company's President.

     Thomas R. Fogg joined the Company in 1976 as Chief Engineer responsible for analog and guidance projects. Since 1986, when he became Vice President-Engineering, he led the design team in the development of the Company's commercial products. Mr. Fogg holds a BSEE degree from Lafayette College and a MSEE degree from Rutgers University. Mr. Fogg is a fellow of the Institute of Electrical and Electronic Engineers and has published articles on delay equalization and the use of crystal resonators.


     Directors hold office until the annual meeting of the Company's stockholders and the election and qualification of their successors. Officers hold office, subject to removal at any time by the Board, until the meeting of directors immediately following the annual meeting of stockholders and until their successors are appointed and qualified.


     Section 16 (a) Beneficial Ownership Reporting Requirements
     There were no delinquent or untimely filers during the fiscal year.



Item 11. EXECUTIVE COMPENSATION

Executive Compensation

     The following table sets forth the cash compensation (consisting entirely of salary) paid (or accrued for) by the Company to its President, the only executive officer whose aggregate remuneration exceeded $100,000 in each of the three Company's fiscal years ended July 31, 1997, 1996 and 1995:

                      Summary Compensation Table

                    Annual Compensation      Long Term Compensation

Name and                             Other Annual
Principal   Fiscal                   Compensation
Position   Year-End  Salary       Bonus (1)        Awards   Payouts

             1997    $150,000        0               0         0
Robert
Benou,
President    1996    $150,000        0               0         0

             1995    $150,000        0               0         0


_________________

Incentive Stock Option Plan

     On May 15, 1995, the Board of Directors of the Company adopted and on August 14, 1995, the shareholders approved the Conolog Corporation 1995/1996 Stock Option Plan ( the "Option Plan"). The Option Plan is designed to permit the Company to grant either incentive stock options under Section 422A of the Internal Revenue Code (the "Code") or nonqualified stock options. Under the Option Plan, a Stock Option Committee (the "Option Committee") of the Board is authorized to grant options to purchase up to 200,000 shares of stock to key employees, officers, directors and consultants of the Company. The Option Committee administers the Option Plan and designates the optionees,the type of options to be granted (i.e., nonqualified or incentive stock options), the number of shares subject to the options, and the terms and conditions of each option. The terms and conditions include the exercise price, date of grant, and date of exercise of each option. An employee may, at the discretion of the Option Committee, be permitted to exercise an option and make payment by giving a personal note.

     Incentive stock options may only be granted to employees of the Company and not to directors or consultants who are not so employed. The exercise price for incentive stock options must be at least one hundred percent (100%) of the fair market value of the Common Stock as determined by the Option Committee on the date of grant. All incentive stock options under the Option Plan must be granted within ten (10) years from the date of adoption of the Option Plan and each option must be exercised, if at all, within ten (10) years of the date of grant. In no event may any employee be given incentive stock options whereby more than $100,000 of options become exerciseable for the first time in a
single  calendar  year.   All  incentive  stock  options must  be
exercised by an option within three (3) months after termination of the optionee's employment, unless such termination is as a
result  of  death, disability or retirement.   In  the  event  an
optionee's employment is terminated as a result of death or disability, such optionee or his designated beneficiary shall be entitled to exercise any and all options for a period of twelve
(12) months after such termination. If an optionee's employment is terminated as a result of retirement, the optionee shall be entitled to exercise his options for a period of twenty four (24) months following such termination.

     Nonqualified  stock options  under  the  Option   Plan   are
generally  subject  to  the  same  rules   as   discussed   above.
Nonqualified stock options may, however, also be granted to directors and consultants, whether or not such individuals are
employees of the Company.    The  exercise price for nonqualified
stock options may not be granted at less than eighty-five percent (85%) of the fair market value of the shares on the date of grant.

     No incentive stock options or non-qualified options have been granted.


EMPLOYMENT AGREEMENTS

     The Company has entered into a 5-year employment agreement commencing June 1, 1997 and ending May 31, 2002, with Robert Benou. Under his employment agreement, Mr. Benou will receive an annual base salary of $150,000 for the first year of employment with an
increase of $20,000 beginning November 1997 and every   profitable
year thereafter.  In addition, Mr. Benou  is  entitled     to   an
annual  bonus equal to 6% of the Company's annual "income   before
income  tax provision" as stated in  its annual Form 10-K.     The
employment agreement also entitles Mr. Benou  to  the  use of   an
automobile and to employee benefit plans, such as  life,   health,
pension,  profit sharing and other plans.

Under the employment agreement, employment terminates upon death or disability of the employee and employee may be terminated by the Company for cause. The company intends to maintain a $1 million life insurance policy on the life of Robert Benou.

     The Company has entered into a 5-year employment agreement commencing June 1, 1997 and ending May 31, 2002, with Marc Benou. Under his employment agreement, Mr. Benou will receive an annual base salary of $55,000 for the first year of employment with an increase of $6,000 beginning November 1997 and every profitable year thereafter.

Mr. Benou is entitled to an annual bonus equal to 3% of the Company's annual "income before income tax provision" as stated in its annual Form 10-K. The employment agreement also entitles him to the use of an automobile and to employee benefit plans, such as life, health, pension, profit sharing and other plans. Under the employment agreement, employment terminated upon death or disability of the employee and employee may be terminated by the Company for cause.



Item 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT

     The following table sets forth the beneficial ownership of outstanding shares of Common Stock of the Company as of the date hereof by any person who, to the knowledge of the Company, owns beneficially more than 5% of the outstanding Common Stock, by all directors of the Company, and by the directors and officers of the Company as a group.


      Name and             Amount and        Percentage of
      Address  of          Nature of       Outstanding Shares     After
   Beneficial Owner   Beneficial Ownership  Before Offering      Offering

     Robert S. Benou (2)       710,039        25.00%              20.27%

     Arpad J. Havasy (2)        50,117         1.79%               1.43%

     CNL Holdings, Inc.(5)     510,000        18.19%
     750 Lexington Ave.
     New York, NY  10022

     Marc R. Benou (2)          40,000         1.43%              1.14%

     Louis Massad  (2)           5,000          .18%              .142%

     Thomas Fogg   (2)          20,200          .72%               .57%
 All Directors and Officers
 as a Group (5 persons)        825,356        22.44%             23.56%

 (1) Does not include treasury stock. Does not include possible issuance of (i) 70,000 shares of Common Stock issuable upon exercise of a Unit Purchase Option issued to the Public Offering Underwriter, (ii) 280,000 shares of Common Stock issuable upon exercise of Class A Warrants contained in such Unit Purchase Option and (iii) the over-allocation options.

(2)  The address for these individuals is c/o Conolog
Corporation, 5 Columbia Road, Somerville, New Jersey 08876.



Item 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


                      CERTAIN TRANSACTIONS

     On August 16, 1995, the Company effected a 1-for-100 reverse stock split of its Common Stock on all shares of Common Stock outstanding as of that date.

     On August 16, 1995, holders of 19,360 shares of the Company's Series B Preferred Stock (Robert Benou and Arpad J. Havasy, officers and directors of the Company) converted their shares of Series B Preferred Stock into 387,200 shares of Common Stock (3,872 post-split shares).

     On  August  16,  1995, $381,533 of the $420,179  of  accrued dividends on the Series B Preferred Stock at December 31, 1994 were converted into 76,306 shares of Common Stock and the remaining dividends due to such holders (Messrs. Benou and Havasy) were waived.

     As of April 30, 1995, Messrs. Benou and Havasy have advanced $139,196 to the Company for working capital purposes. No formal repayment plan or interest charges have been established at this time. In addition, the officers had not been paid their salaries since August 1, 1992.

     On August 16, 1995, accrued salaries of $309,109 owed by the Company to Mr. Benou were converted into 61,822 shares of Common
Stock

     Payment of the Company's liabilities to the Bank under the Credit Facility were guaranteed by Mr. Benou to the extent of $965,000 and Mr. Havasy to the extent of $492,000. Their respective guarantees were secured by a pledge to the Bank of all Common Stock and Series B Preferred Stock owned by each of them. As a result of the August 1995 Offering, the Bank released the guarantees.

     Article Eighth of the Company's Certificate of Incorporation provides that the Company shall, to the full extent permitted by
Section 145 of the Delaware General Corporation Law, as amended from time to time, indemnify all persons whom it may indemnify pursuant thereto.

     Section 145 of the General Corporation Law of the State of Delaware authorizes a corporation to provide indemnification to a director, officer, employee or agent of the corporation, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with such action, suit or proceeding, if such party acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful as determined in accordance with the statute, and except that with respect to any action which results in a judgment against the person and in favor of the corporation the corporation may not indemnify unless a court determines that the person is fairly and reasonably entitled to the indemnification.



     Section 145 further provides that indemnification shall be provided if the party in question is successful on the merits.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. If a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Company has adopted a policy that transactions with affiliated entities or persons will be on terms no less favorable than could be obtained from unrelated parties and that all transactions between the Company and its officers, directors, principal shareholders and affiliates will be approved by a majority of the Company's Board of Directors.





                             PART IV

Item 14. EXHIBITS AND REPORTS ON FORM 8-K
(a)Financial Statements

Balance Sheets as of July 31, 1997 and 1996                      F-2
Statements of Income  for the years ended July 31,1997 and 1996  F-3

Statements of Stockholders' Equity ( Deficiency )for the years
ended July 31,1997 ,1996 and 1995                                F-4
Statements of Cash Flows for the years ended July 31, 1997 and
1996                                                             F-5
Notes to Financial Statements                              F-6 to-10
     Index of Exhibits

Item 16.  Exhibits - None.

Exhibit No. Description of Exhibit

1(a)*       Form of Underwriting Agreement

1(b)*       Form of Selected Dealer Agreement

            1(c)*                   Form   of   Agreement   Among
            Underwriters

            3(a)                  Certificate of Incorporation  -
            incorporated   by   reference  to  the   Registrant's
            Exhibit  3.01 to Registration Statement on  Form  S-1
            (File No. 2-31302).

                (b) Certificate of Amendment of Certificate of Incorporation - incorporated by reference to Exhibit 3.02 to the Registrant's Registration Statement on Form S-1 (File No. 2-31302).

                (c)                 Certificate of  Amendment  of
            Certificate   of   Incorporation   incorporated    by
            reference  to  Exhibit 4 to the Registrant's  Current
            Report on Form 8-K for July 1971.

                (d) Certificate of Ownership and Merger with respect to the merger of Data Sciences (Maryland) into the Registrant and the change of Registrant's name from "Data Sciences Incorporated" to "DSI Systems, Inc." - incorporated by reference to Exhibit 3.03(a) to the Registrant's Registration Statement on Form S-1 (File No. 2-31302).

                   (e) Certificate of the Designation, Preferences and Relative, Participating, Option or Other Special Rights and Qualifications, Limitations or Restrictions thereof of the Series A Preferred Stock (par value $.50) of DSI Systems, Inc. - incorporated by reference to
            Exhibit 3.04 to the Registrant's Registration Statement on Form S-1 (File No. 2-31302).


                   (f) Certificate of the Designation, Preferences and Relative, Participating, Option or Other Special Rights and Qualifications, Limitations or Restrictions thereof of the Series B Preferred Stock (par value $.50) of DSI Systems, Inc. - incorporated by reference to
            Exhibit 1 to the Registrant's Current Report on Form 8-K for November 1972.

                (g) Certificate of Ownership and Merger respecting merger of Conolog Corporation into the Registrant and the changing of the Registrant's name from "DSI Systems, Inc." to "Conolog Corporation" - incorporated by reference to Exhibit 3 to the Registrant's Current Report on Form 8-K for June 1975.

                (h)                Amended By-Laws - incorporated
            by  reference  to  Exhibit 3(h)  to the  Registrant's
            Annual Report on Form 10-K for the fiscal year  ended
            July 31, 1981.

4(a)*       Specimen   Certificate for shares of Common Stock

 (b)*       Specimen Certificate for Class A Warrant

 (c)*       Form of Warrant Agreement

 (d)*       Form of Representative's  Unit Purchase Option

 (e)*       Form  of Financial Consulting Agreement



10.1 Credit Facility documents between Manufacturers Hanover Trust Company and the Registrant pursuant to which Registrant obtained a Credit Facility for $4,000,000 - incorporated
            by reference   to   Exhibit  6A-D  to  the  Registrant's
            Current Report on Form 8-K dated April 5, 1989.

10.2  *     Conolog Corporation 1995/1996 Stock Option Plan.

10.3 *** Option and Purchase, Sale and Assignment Agreement, dated as of September 12, 1996 by and between The
            Chase Manhattan Bank and CNL Holdings, Inc.

10.4 ***    Irrevocably Proxy dated as of September 12,  1996  by
            and   between   CNL   Holdings,  Inc.   and   Conolog
            Corporation.

10.5 ***    Agreement  dated September 12, 1996  by  and  between
            CNL Holdings, Inc. and Conolog Corporation.

10.5 (A)**  Amendment No. 1 dated January 31, 1997 to Conolog Corporation
            Allonge.

10.6 Agreement with General Electric Company dated April 1, 1997 incorporated by reference to the Company s Form 10-Q for the quarter ended April 30, 1997.

10.7**** Employment Agreement dated June 1, 1997 between Robert Benou and Conolog Corporation

10.8**** Employment Agreement dated June 1, 1997 between Mac Benou and Conolog Corporation


___________________

*    Incorporated  by reference to the Registrant's  Registration
Statement on Form S-1 (33-92424).

** Filed by Amendment to the Registrant's Registration Statement file on Form S-1 (File No. 0-8184) as filed on October 16, 1996.


***  Incorporated  by reference to the Registrant's  Registration
Statement file on Form S-1 (File No 0-8174) as filed on  October
16, 1996

****  Incorporated by reference to the Registrant's Registration
Statement on Form S-1 (File No. 0-8174) as filed on September 12,
1997



(b) Reports on Form 8-K
               None


                           SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
	Conolog Corporation
	By:
October  28, 1997	/s/ Robert S. Benou
	President, Chief Executive
	Officer and Chairman of the Board

In accordance with the Exchange Act, this report has been signed below by the following persons, on behalf of the registrant and in the capacities and on the dates indicated.


October 28, 1997
	/s/Robert S. Benou
	President, Chief Executive Officer
	and Chairman of the Board

October 28, 1997	/s/Arpad J. Havasy
	Executive Vice President, Secretary,
	Treasurer and Director

October 28, 1997	/s/Marc R. Benou
	Vice President, Assistant Secretary and Director

October 28, 1997	/s/Louis S. Massad
	Director














				Annual Report on Form 10-K
				Item 8, Item 14 (a)(1) and (2)

				         Financial Statements

				     Year Ended July 31, 1997


				         Conolog Corporation

				Somerville, New Jersey  08876


				Form 10-K Item 14(a)(1) and (2)

				Index to the Financial Statements

				         Conolog Corporation

					July 31, 1997




The following financial statements of the registrant are included in
Item 14:

Balance Sheets - July 31, 1997 and 1996 .........................  F-2

Statements of Income - Years Ended July 31, 1997,
     1996 and 1995 .............................................   F-3

Statements of Stockholders' Equity (Deficiency) - Years
     Ended July 31, 1997, 1996 and 1995 .........................  F-4

Statements of Cash Flows - Years Ended July 31,
     1997, 1996 and 1995 ........................................  F-5

Notes to Financial Statements .................................... F-6-10

































			Independent Auditors' Report

Board of Directors
Conolog Corporation

We have audited the accompanying balance sheets of  Conolog
Corporation as of July 31, 1997  and 1996  and the  related
statements of operations, stockholders' equity (deficiency)
and cash flows for each  of the three  years in  the period
ended July 31, 1997.   These financial statements  are  the
responsibility  of  the  Company's  management.    Our
responsibility is to express an opinion on these financial statements based on our audits.

We  conducted  our  audits  in  accordance  with  generally
accepted auditing standards.  Those standards require  that
we   plan  and  perform  the  audit  to  obtain  reasonable
assurance about  whether the financial  statements are free
of material misstatement.    An audit includes examining on
a   test   basis   evidence   supporting  the  amounts  and
disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Conolog Corporation at July 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended July 31, 1997 in conformity with generally accepted accounting principles.





Bridgewater, New Jersey
October 13, 1997
















		     Conolog Corporation
                         Balance Sheets

                                                July 31,
                                           1997        1996
                                        ---------    ---------
ASSETS

Current Assets
     Cash                               $503,217     $178,213
     Accounts Receivable - less
     allowances of $6,000 and
     $14,000 in 1997 and 1996,
     respectively                        109,571      304,020
     Inventories
        Finished Goods                 1,705,782    1,494,289
        Work-in-process                  498,070      129,675
        Materials and supplies           969,940    1,313,816
                                      ----------   ----------
                                       3,173,792    2,937,780


     Other Current Assets                 44,085       43,517
     Deferred offering costs             113,813         -
                                       ----------   ----------
                                       3,944,478    3,463,530

Property, Plant and Equipment
     Land and improvements                34,524       34,524
     Building and improvements           663,630      659,477
     Machinery and equipment           1,291,838    1,289,578
     Furniture and Equipment             336,001      330,735
                                      ----------   ----------
                                       2,325,993    2,314,314
less allowance for depreciation
    and amortization                   1,938,188    1,880,408
                                      ----------   ----------

                                         387,805      433,906
Other Assets                               7,469       30,398
                                      ----------   ----------

TOTAL ASSETS                          $4,339,752   $3,927,834
                                      ==========   ==========










See notes to financial statements




                                              July 31,
                                          1997           1996
                                        --------       --------
LIABILITIES

Current Liabilities
     Notes Payable - Bank                $   -         $ 1,012,500
     Notes Payable - Other                916,235             -
     Accounts Payable                     188,510          280,629
     Accrued Payroll                       15,644           41,716
     Accrued Interest                      17,374           64,699
     Bridge Loan                          200,000             -
     Other Accrued Expenses               146,791          115,723
     Current Maturities of                  3,802           33,282
       capitalized lease obligations
                                         ---------      -----------
total current liabilities               $1,488,356      $1,548,549

Other Liabilities
     Capitalized lease obligations,
      less current maturities                 -              4,973
                                         ---------       ----------


STOCKHOLDERS' EQUITY (DEFICIENCY)

     Preferred Stock, par value $.50;
       Series A; 4% cumulative;162,000
       shares authorized; 155,000 shares
       issued and outstanding               77,500          77,500
     Preferred Stock, par value $.50;
       Series B; $.90 cumulative;
       50,000 shares authorized, issued
       and outstanding 1,197 shares
       in 1997 and 1,167 in 1996               597             597
     Common Stock, par value $1.00;
       20,000,000 shares authorized;
       issued 2,803,473 shares in 1997
       and 1,035,186 in 1996, including
       8,776 shares held in Treasury     2,803,473       1,035,186
     Additional Paid-in Capital          3,782,513       4,401,636
     Retained Earnings (Deficit)        (3,680,953)     (3,008,873)
     Treasury Shares at Cost              (131,734)       (131,734)
                                        -----------     -----------
Total Stockholders' Equity (Deficiency)  2,851,396       2,374,312
                                         ----------     -----------
TOTAL LIABILITIES AND STOCKHOLDERS EQUITY
                                        $4,339,752      $3,927,834
                                        ==========      ==========





				Conolog Corporation
			   Statements of Operations

                                    Year Ended July 31,
                                      1997        1996            1995
                                 ----------      ---------      -----------
Sales and other income		$ 1,123,390	$1,924,466	$ 2,090,933

Costs and Expenses:
   Cost of Products sold	    917,379	 1,242,001	  1,270,771
   Selling, general and
     administrative		    758,880	   946,954	    924,524
   Interest                          81,026        131,854          253,686
   Write-off obsolete or
     excess inventories		     28,101	    50,281	    656,248
                                   ---------      ---------        ---------
                                  1,785,386      2,371,090        3,105,229

Loss Before Income Taxes and
   Extraordinary Items             (661,996)      (446,624)      (1,014,296)

Income taxes (benefit)		     10,084	       200	   (492,252)
                                   ---------      ---------       ----------
Net Loss before Extraordinary
   Items                           (672,080)      (446,824)        (522,044)

Extraordinary Items                    -           740,376             -
                                   ---------      ---------        ---------
Net Income (Loss)                 $(672,080)     $ 293,552        $(522,044)
                                  ==========     =========        ==========
(Loss) from Continuing
   Operations Per Share           $    (.42)     $   (.43)        $  (12.01)
                                  ==========     ==========       ==========
Net Income (Loss) Per Share
     - Primary                    $    (.42)     $    .28         $  (12.01)
                                  ==========     ==========       ==========
     - Fully Diluted              $    (.42)     $    .20         $  (12.01)
                                  ==========     ==========       ==========


















See notes to the financial statements


                    Conolog Corporation
         Statement of Stockholders' Equity (Deficiency)


                        Series A        Series B                Additional
                        Preferred       Preferred       Common  Paid-In
                        Stock           Stock           Stock   Capital

Balance @ July 31,
     1994               $ 77,500        $ 10,661   $   52,239   $ 952,994

Net loss for the year       -               -            -           -
                        --------        --------    ---------   ---------
Balance @ July 31,
     1995                77,500           10,661       52,239     952,994

Public Stock Offering       -            (10,064)     982,947   3,448,642

Net Income for the year     -               -            -           -
                        --------        --------     ---------   --------
Balance @ July 31,
     1996                77,500              597    1,035,186   4,401,636

Debt to Equity
     conversion             -                -      1,408,787    (227,623)

Additional shares issued
     to employees           -                -        359,500    (341,500)

Net loss for the year       -                -           -           -
                        ---------        --------   ---------    ---------

Balance @ July 31,
     1997               $ 77,500        $    597  $ 2,803,473  $3,782,513
                        =========       ========= ===========  ==========


                    Conolog Corporation
         Statement of Stockholders' Equity (Deficiency)

                         Total
                       Earnings        Treasury        Equity
                        (Deficit)       Stock       (Deficiency)

Balance @ July 31,
     1994           $ (2,383,794)   $ (131,734)    $ (1,422,134)

Net loss for the year   (522,044)          -           (522,044)
                       ----------    ----------     ------------
Balance @ July 31,
     1995             (2,905,838)     (131,734)      (1,944,178)

Public Stock Offering   (396,587)         -           4,024,938

Net Income for the year  293,552          -             293,552
                       ---------    -----------     -----------
Balance @ July 31,
     1996             (3,008,873)    (131,734)        2,374,312

Debt to Equity
     conversion             -             -           1,131,164

Additional shares issued
     to employees           -             -              18,000

Net loss for the year   (672,080)          -           (672,080)
                      -----------    ---------         ----------

Balance @ July 31,
     1997            $(3,680,953)   $(131,734)       $2,851,396


































See notes to the financial statements


					Conolog Corporation
				          Statements of Cash Flows

						Year Ended July 31,
                                           1997         1996         1995
                                        -----------  ----------  ------------
Cash Flows From Operating Activities
  Net Income (Loss)                     $ (672,080) $   293,552  $  (522,044)
  Adjustments to Reconcile Net Income
     to Net Cash Provided (Used) by
     Operating Activities
  Common stock base compensation            18,000         -             -
  Deferred income taxes                       -         492,352     (492,352)
  Depreciation and amortization             57,781       64,994       60,396
  Gain on disposition of equipment            -          (3,420)        -
  Provision for losses on accounts
     receivable `                          (8,000)        9,000         -
(Increase) Decrease in Operating Assets
  Accounts receivable                     202,449      (141,479)      74,529
  Inventories                            (236,012)     (339,653)     392,058
  Other current assets                       (568)      (17,834)      (3,394)
Increase (Decrease) in Operating Liabilities
  Accounts payable                        (92,119)       (7,001)      12,330
  Accrued expenses and other liabilities   76,335    (1,068,177)     417,484
                                        -----------  ------------   ---------
       Net Cash Used by Operating Activities
                                         (654,214)    (717,666)      (60,993)
Cash Flows From Investing Activities
  Purchase of property, plant and equipment
                                          (11,680)     (43,163)      (19,625)
  Proceeds from sale of equipment            -          18,666          -
                                        ----------    ---------     ---------
       Net Cash Used in Investing Activities
                                          (11,680)     (24,497)      (19,625)
Cash Flows From Financing Activities
  Deferred offering costs                (113,813)      86,154       (86,154)
  Increase from public stock offering        -       4,421,525          -
  Proceeds from borrowings               916,235          -             -
  Increase (Decrease) in bridge loan     200,000      (200,000)      200,000
  Repayments of long-term borrowings     (34,453)   (2,836,008)      (38,681)
  (Increase) reduction in other assets    22,929       (20,580)          325
  Dividends paid                            -         (396,587)         -
  Increase (Decrease) in due to officers    -         (161,705)        17,302
                                        ---------   -----------     ----------
       Net Cash Provided by Financing
         Activities                       990,898      892,799         92,792
                                        ----------  -----------     ----------
Net Increase in Cash                      325,004      150,636         12,174
Cash at Beginning of Period               178,213       27,577         15,403
                                        -----------  ----------      ---------
Cash at End of Period                   $ 503,217    $ 178,213       $ 27,577
                                        =========    ==========      =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid during the year for
     Interest Paid                      $  77,349    $ 772,773       $ 102,816
     Taxes Paid                         $  10,084    $     125       $      50

SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES
   Capitalized lease stock obligations incurred for use of
     equipment                          $   -        $     -         $  56,550
  Additional common stock was issued upon conversion of $1,131,164 of long-term debt and accrued interest payable




See notes to the financial statements

				Conolog Corporation
			Notes to the Financial Statements


SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business
     The principal business activity of Conolog Corporation (the "Company") is the design, manufacturing and distribution of small electronic and electromagnetic components and subassemblies for use in telephone, radio and microwave transmission and reception and other communication areas. The Company's products are used for transceiving various quantities, data and protective relaying functions in industrial, utility and other markets. The Company's customers include primarily industrial customers, which include power companies and various branches of the military.

Revenue Recognition
     Sales are recognized when the products are shipped. Sales under certain fixed-price-type contracts, where progress payments are received, are recognized when work is performed, under the percentage-of-completion method,in accordance with Statement of Position 81.1, Accounting for Performance of Construction Type and Certain Production-Type contracts.

Inventories
    Inventories are stated principally at average cost which is not in excess of market.

Property, Plant and Equipment
     Property, plant and equipment are carried at cost, less allowances for depreciation and amortization. Depreciation and amortization are computed by the straight-line method over the estimated useful lives of the assets.


Income (Loss) Per Share of Common Stock
     Income (loss) per share of common stock is computed by dividing net earnings (loss) (after dividends on preferred shares) by the weighted average number of shares of Common Stock outstanding during the year. The effect of assuming the exchange of the Series A Preferred Stock and the Series B Preferred Stock in 1997 and 1995 would be anti-dilutive.

Income Taxes
     Deferred income taxes have been provided for in accordance with Statement No, 109 of the Financial Accounting Standards Board. Deferred income taxes arise from timing differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or noncurrent, depending on the classification of the assets and liabilities
     to which they related.   Deferred taxes arising from  timing
     differences that are not related to an asset or liability are classified as current or noncurrent depending on the periods in which the timing differences are expected to reverse.

Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of asssets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

WRITE-OFF OF OBSOLETE OR EXCESS INVENTORIES

     During 1997, the Company recorded a write-off of obsolete or
     excess  inventories of $28,101.   During  1996 and 1995, the
     Company recorded a write-off of obsolete or excess inventories of $50,281 and $656,248, respectively.

     This  inventory  write-off  was  military  related.      In
     management's opinion these items will not be reordered in the foreseeable future.

NOTES PAYABLE - BANK

     On September 11, 1996 the Company entered into an allonge agreement with the bank, whereby the bank may at any time before April 15, 1997 convert the then unpaid amount of principal and interest due under the Amended and Restated Term Notes dated as of August 2, 1995 in the original principal amount of $1,025,000 into 1,400,000 shares of the Company's Common Stock (the "Note Shares").

     On September 12,  1996,  the bank entered into an option and
     purchase,  sale  and  assignment  agreement   (the  "Option
     Agreement") with CNL Holdings, Inc (CNL) whereby the bank would sell the Note Shares referred to above, along with the 375,000 common shares of the Company it currently owns (the "Bank Shares") for $1,500,000 to CNL.

     On September 12, 1996 CNL entered into an agreement with the Company whereby the Company would use its best efforts to file a Registration Statement with the Securities and Exchange Commission covering the 375,000 Bank Shares and the 1,400,000 Note Shares (collectively the "Acquired Shares"). Such Registration Statement shall be declared effective as soon as possible after the filing thereof, and kept current and effective for a period of two years or until such time as all shares registered pursuant therewith have been sold or otherwise transferred. The proceeds of the sale of the Acquired Shares shall be applied as follows: The first $1,500,000 shall be paid to reimburse CNL for payments made to the bank pursuant to the Option Agreement. Fifty percent of the balance of the proceeds not to exceed $2,500,000, shall be loaned to the Company by CNL. The balance of the proceeds belong to CNL. The amounts loaned by CNL to the Company shall be evidenced by notes which shall be due twelve months after making such loan and shall bear interest at the rate of 4% per annum. At maturity of the loans, the Company will have the option to repay the loan balance and accrued interest by issuing a new Series C Preferred Stock (the "Preferred Stock") valued at $5.00 per share. The Preferred Stock will be non-voting and will carry a cumulative dividend of 8% per annum, which may be payable by the issuance of shares of common stock valued at $5.00 per share up to a maximum of 40,000 shares per annum.

     On January 31, 1997, the Bank and Conolog entered into Amendment No. 1 to the Option and Purchase, Sale and Assignment Agreement dated September 12, 1996. The amended Option Agreement now provides that on or before February 5, 1997, CNL will purchase from the Bank for an aggregate purchase price of $600,000 no less than (i) 133,333 shares of Common Stock for $399,999, subject to the approval of IAR Securities Corp. and (ii) $200,001 of the Debt Claim represented by the note. CNL thereafter may exercise the remainer of the option on or before April 15, 1997. In addition, CNL may purchase from the Bank additional shares of Common Stock owned by the Bank at the price o f $3.00 per share and portions of the Debt Claim from time to time. On February 3, 1997, CNL paid the Bank $600,000 consummating the purchase of the above 200,000 shares. On January 31, 1997, $200,001 of the Debt to the Bank was adjusted resulting in all accrued interest in the amount o f $106,298 being reduced and the remainding being applied to principal.

     On March 26, 1997, CNL completed the exercise of the "Option
     Agreement" with the Bank effectively eliminating all debts and liens with the Bank.

NOTES PAYABLE - OTHER

     CNL Holdings, Inc. loaned the Company $916,235. The notes will be due during the fiscal year July 31,1998 and shall bear interest at the rate of 4% per annum. The loans are payable in cash or Series C Preferred Stock, at the Company's option at $5.00 per share. Interest is payable in Common Stock up to a maximum of 40,000 shares per annum.

     There is no relationship between CNL Holdings Inc. and the Company except as specifically detailed above.

BRIDGE LOAN

     The Company received $200,000 in net proceeds from several investors in a private placement. Each investor received two (2) Promissory Notes. Promissory Notes (the "First Note") totaling $150,000 are due and payable on the earlier of Janury 31, 1999 or the closing of the Company's next public offering. The Second Convertible Note (the "Second Note"), totaling $50,000 plus accrued interest is payable on the earlier of January 31, 1999 or the closing of the Company's next public offering, or convertible at the time the next Registration Statement is declared effective by the Securities and Exchange Commission and at the option of the selling security holders into a total of 1.2 million Class A Warrants. Each Class A Warrant contained in the Second Note is identical to the Company's currently out-standing Class A Warrants.


LEASES

     The Company leases automobiles, machinery and equipment, and office furniture and fixtures under leases which expire over the next three years. The rental payments are based on minimum rentals and charges for mileage in excess of specified amounts for the automobiles. The leases for machinery and equipment and furniture and fixtures contain a bargain purchase option exercisable after the initial lease term.

     Property, plant and equipment include the following amounts for leases that have been capitalized.

                                                July 31,
                                           1997          1996
    Machinery and Equipment             $ 303,574     $ 303,574
    Less allowance for amortization       273,538       263,832
                                        ---------     ---------
                                        $  30,036      $ 39,742
                                        =========      ========

     Lease amortization is included in depreciation expense.

     Future minimum payments, by year and in the aggregaate, under capital leases consisted of the following as of July
     31, 1997.

     1998
     ----
     Total minimum lease payments               $ 4,208
     Less amounts representing interest             406
                                                -------
     Present value of net minimum lease payments  3,802
     Less current maturities of capitalized
        lease obligations                         3,802
                                                -------
     Long-term capitalized lease obligations    $     0

     The Company  leases various  equipment under  noncancellable
     operating  leases  expiring  through  July  2000.   Future
     minimum rental payments under the above leases are as follows:

     Year Ended July 31,
     -------------------
          1998                  $ 4,808
          1999                    4,808
          2000                    4,808
                                -------
                                $14,424
                                =======
     Total rental expense for all operating leases of the Company amounted to approximately $7,659, $10,353, and $11,447 during the years ended July 31, 1997, 1996 and 1995, respectively.

CAPITAL STOCK

     The Series A Preferred Stock provides 4% ($.02 per share) cumulative dividends, which were $86,800 in arrears at July 31, 1997. In addition, each share of Series A Preferred Stock may be exchanged for one share of Common Stock upon surrender of the Preferred Stock and the payment of $1,200 per share. The Company may redeem the Series A Preferred Stock at $.50 per share plus accrued and unpaid dividends.

     The Series B Preferred Stock provides cumulative dividends of $.90 per share which were $27,937 in arrears at July 31, 1997. In addition, each five shares of Series B Preferred Stock is convertible into 1 share of Common Stock. The Company may redeem the Series B Preferred Stock at $15 per share plus accrued and unpaid dividends.

     The Company has reserved 155,392 shares of Common Stock for Series A and B Preferred Stock.

EXTRAORDINARY ITEM

     On August 16, 1995 the Company's Bank debt was restructured resulting in debt forgiveness of $1,232,728. This created a deferred tax asset at July 31, 1995 of $492,352. When the debt forgiveness occurred, the Company wrote off its deferred tax asset against the forgiveness of debt,resulting in extraordinary income of $740,376.

INCOME TAXES

     Income taxes are comprised of the following:

                                                July 31
                                        1997         1996        1995
     Deferred Income Taxes (Benefit) $   -        $    -       $ (492,352)
     Current Income Taxes
        Federal                         9,884          -             -
        State                             200          200            100
                                     ---------    ---------     -----------
                                     $ 10,084     $    200      $ (492,252)
                                     ========     =========     ============

     Taxable income differs from financial statement income due to the effect of non-deductible permanent tax differences. These permanent tax differences include officer's life insurance premiums and non-deductible entertainment expenses.

     At July 31, 1997 the Company has a net operating loss carry-forward of approximately $2,671,000 for financial reporting purposes and approximately $2,443,000 for tax purposes which
     is available of offset future Federal  taxable income.   For
     Federal purposes, $253,000 of the carryforward expires in 2008, $1,232,000 expires in 2009 and $957,000 expires in
     2010.   For state purposes the carryforward is approximately
     $1,604,000,  $706,000  expires in 2001 and  $898,000 expires in 2002.  Also at July 31, 1997  the Company  has unused tax
     credits  available  of  approximately   $103,000  of  which
     $12,100 expires in 2000, $26,300 in 2001 and $64,900 in 2002.

     The above net operating loss created deferred tax asset that has been fully reserved. The amount is $1,329,286.

MAJOR CUSTOMERS AND EXPORT SALES

     The following summarized sales to major customers (each 10% or more of net sales) by the Company.

                                Sales to
                                Major       Number of    Percentage
    Year Ended                  Customers   Customers    of Total
    ----------                  ---------   ---------    -----------
       1997                     $ 625,134       3            57
       1996                       401,840       1            21
       1995                       424,849       1            20

     During 1997 the Company had no export sales. During 1996 the Company had export sales of $401,840 and none and 1995.

SUBSEQUENT EVENTS

     On September 12, 1997 the Company filed a Registration Statement (S-1) with the Securities and Exchange Commission. This statement covers the primary offering of securities by the Company and the offering of other securities by certain
     selling security  holders.    The Company  is  registering,
     under the primary prospectus 805,000 Units, each consisting of one (1) share of Common Stock and four (4) Class A Warrants. The selling security holders are registering under an alternate prospectus 1,200,000 Class A Warrants.

     At July 31, 1997 all costs associated with this offering were deferred. These costs will be deducted from the proceeds from the sale of stock.


		SECURITIES AND EXCHANGE COMMISSION
			Washington, D.C.  20549
				FORM 10-K/A

Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 X 	Annual  Report Pursuant to Section 13  or  15(d)  of  the
        Securities Exchange Act of 1934

      For the fiscal year ended July 31, 1997 (No Fee Required)

   	Transition Report Pursuant to Section 13 or 15(d) of the
	Securities Exchange Act of 1934 for the transition period
        from        to         (No Fee Required)

			Commission File Number: 0-8174
				CONOLOG CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE                                         52-0853566
(State or other jurisdiction of                 (IRS Employer
 incorporation or organization)               Identification No.)

5 Columbia Road, Somerville, NJ  08876
(Address of principal executive office)           (Zip code)

 Issuer's telephone number, including area code: (908) 722-8081
Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Name of each exchange in which
						registered
Common Stock, $1.00 par value          NASDAQ SmallCap Market
Redeemable Class A Warrants            NASDAQ SmallCap Market

Check whether the Issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days.
	Yes	X	No

Check if there is no disclosure of delinquent filers in response to
Item 405 of Regulation S-K contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to the Form 10-K. X

The aggregate market value of the voting stock held by non-affiliates of the Registrant based on the closing sale price of $2.812 on
December 16, 1997 was  $7,918,946

The number of shares outstanding of the Registrant's common stock outstanding as of December 17, 1997 was 2,816,126

		DOCUMENTS INCORPORATED BY REFERENCE









				FORM 10-K/A
				JULY 31, 1997





Item 6.  SELECTED FINANCIAL DATA
                       Year Ended
                       July 31,
(in thousands, except   1997      1996     1995    1994    1993
per share amounts)

Operations Summary:
Net sales and other     $1,123   $1,924   $2,091  $2,045  $1,486
income

Net income (loss)       (3,810)     292    (537) (1,183)   (322)

Income (loss)
per share -primary       (2.41)    0.28   (0.12)  (0.27)  (0.07)

Income (loss) from
continuing operations
after
giving retroactive
effect to a 1 for          -        -    (12.36) (27.22)  (7.41)
100 reverse stock
split on August
16, 1995
Balance Sheet
Summary:
 Total assets           $4,340   $3,928  $3,882  $3,739  $4,601


Long-term debt and
capitalized lease           -        $5     $34  $3,830  $3,733
obligations

















Item 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF
OPERATIONS AND FINANCIAL CONDITION

Results of Operations

     In order to summarize the Company's operating results for the past three years, the following tables indicate the percentage relationships of income and expense items in the statements of income and the percentage changes in those items for such years.



   Income & Expense Items as          Income &          Percentage
    a Percentage Of Revenues        Expense Items   Increase/Decrease
    From Operations
      For The Years Ended July 31

     1997    1996   1995                1996 to   1995 to    1994 to
                                          1997      1996      1995
    100.0%  100.0%  100.0%  Sales &       (41.6)%    (8.0)%      2.3%
                            other
                            income
     84.2%*  67.2*   92.2*  Cost of       (27.9)    (32.9)      (4.2)
                            products
                            sold
    182.9    49.2    43.8   Selling,     (117.0)      3.4        7.4
                            general &
                            administrative
      7.4     6.8    13.3   Interest      (38.0)    (51.8)     (23.4)

    274.4   123.2   149.3   Total costs    29.9     (23.0)      (3.3)
                            & expenses
   (174.4)  (23.2)  (49.3)  Income       (338.5)    (56.5)     (13.0)
                            (loss)
                            before
                            taxes
       .9     -     (23.5)  Income        494.2    (100.0)        -
                            taxes
                            (credits)
   (175.3)% (23.2)% (25.8)% Loss before  (339.0)%   (16.5)%    (13.0)%
                           extraordinary
                           item

* Includes write-offs for obsolete or excess inventory which were $28,101, $50,281 and $656,248 in 1997, 1996,and 1995 respectively.















Results of Operations

1997 Compared to 1996

     Total revenue decreased $801,076 or 42% from $1,924,466 to $1,123,391 in 1997. This decrease was attributable to delays in the release of tone protection orders from the Bonneville Power Administration and other customers. The Company attributes these delays to the budget constraints for various utilities and to the pending release of the new advanced tone protection device, the PTR-1500. The Company essentially completed the prototypes during the first fiscal quarter ended October 31, 1997. The Company plans to ship prototypes to GE during November 1997.

     Gross Margins, inclusive of inventory adjustments for the years ended July 31, 1997 and 1996 totaled $177,910 & $632,185 representing 15.8% and 32.9% of revenues. Gross margins for 1997 were lower than 1996 due to the lower utilization of the factory in fiscal 1997 over 1996.

     Selling, General and Administrative expenses increased from $946,954 in 1996 to $2,054,630 in 1997 representing an increase of 117%. This increase is the result of the Company issuing 359,500 shares of Common Stock to eight employees, incurring an additional $1,313,750 in salary expense.

     Interest expense totaled $82,932 for the year ended July 31, 1997 compared to $133,652 for the year ended July 31, 1996. This decrease was a result of lower loan outstanding balances resulting from the pay-down of the credit facility during the year.

     As a result of the foregoing, the Company reported a net loss before extraordinary item of $1,969,736 or $1.24 per share. This compares to a net loss before extraordinary item of $443,622 or $.43 per share for the same period last year.


1996 Compared To 1995

     Revenues for the year ended July 31, 1996 decreased to $1,924,466 from $2,090,933 for the twelve months of the prior year, representing a decrease of 8.0%. Revenues declined as a result of a decline in sales in the military sector. The Company completed a large sale of switches to the military in Fiscal 1995 and did not have a comparable sale for Fiscal 1996.

     Gross margins for the year totaled $632,184 and $163,194, respectively, representing 32.9 % and 7.8%, respectively, of revenues. Gross margins were higher in 1996 due to the obsolete inventory write-off in 1995. Without the inventory write-off the 1996 and 1995 gross margin would have been 35,5% and 39.3%, respectively. The gross margin for 1996 was lower than 1995 without the inventory write-off due to the fact that higher than normal discounts were offered and taken on two major sales.

     Selling, general and administrative expenses increased from $916,016 in 1995 to $946,954 in 1996, representing an increase of 3.4%. These expenses increased as a result of an expansion of the employment base and an increase in advertising and promotion costs.

     Interest expense totaled $133,652 for the year ended July 31, 1996 as compared to $277,440 in interest expense for the year ended July 31, 1995. The Company reached a debt restructuring agreement with the Bank during 1995 that resulted in having no interest expense for the quarter ended April 30, 1996.



     As a result of the foregoing, the Company reported a net income of $291,754, or $.28 per share. The 1996 net profit was inclusive of a debt compromise of $740,376, net of a tax benefit of $492,352. This compares to a net loss of $537,290 or $.12 per share for the same period last year (after retroactive effect to a 1 for 100 reverse split on August 16, 1995 and after extraordinary item in 1996).

     As of July 31, 1996 the Registrant's backlog of orders was approximately $3.4 million, representing a mix of military and commercial telecommunication products. The Company anticipates its commercial shipments to grow as a percentage of total sales for the foreseeable future.


1995 Compared To 1994

     Total revenue increased $46,000, or 2.3%, from $2,045,000 in 1994 to $2,091,000 in 1995. The increase was attributable to an expansion in the commercial sector of the Company's business, which contributed $1,422,000 or 68% to total revenues in 1995, compared to $1,300,000 or 64% of total revenues in 1994.

     Costs of sales totaled $1,271,000 for the year ended July 31, 1995 as compared to $1,068,000 for the comparable period ended July 31, 1994, representing 60.8% and 52.2% of net revenues, respectively. Cost of sales increased as a result of product mix during the comparable years.

      A charge of $656,000 for inventory write-off was recorded during the year. This amount was exclusively due to certain inventories purchased for military programs in prior periods that were phased out. There was a comparable charge of $945,000 in fiscal 1994.

     The Company determined during the first quarter of 1995 that there was not sufficient information from the Government's Defense-Electronic Supply Center ("DESC") facility to permit the Company to make a quantitative determination of future sales. Inventory which totaled $656,000 was written off after management made an analysis of parts maintained for military and government orders compared to available inventories. This amount consisted of $318,000 for raw materials, $249,000 for work in progress and
$89,000  for  finished goods.   There were  comparable charges of
$945,000 in the twelve month period ended April 30, 1994. This analysis consisted of a study of the forecasted requisitions of upcoming orders of the DESC, Conolog's principal defense customer. On examination of prospective sales, it was determined that the government had no requirements for Conolog's military products for at least the next twelve to eighteen months.

     As a result of the foregoing, gross profit margins totaled $163,914 or 7.8% of sales for the fiscal year ended July 31, 1995 as compared to $32,330 or 1.6% of sales for the same twelve month period in 1994. Exclusive of inventory adjustments, gross profit margins would have been 39% for the year ended July 31, 1995 and 48% for the year ended July 31, 1994.

     Selling, General and Administrative Expense totaled $916,000 or 43.8% of revenues, as compared to $853,000 or 41.7% of revenues for the comparable period last year.

     As a result of the foregoing, an operating loss of  $737,000 was realized for the year ended July 31, 1995 as compared to an operating loss of $821,000 for the same period last year.

     Interest expense for the twelve months totaled $277,440 compared to $362,000 for the fiscal year ended July 31, 1994. The Bank had agreed to fix the total interest owed as of January 31, 1995 and to keep the amount unchanged through August 16, 1995. Accordingly, no interest expense was accrued from February 1,1995 through July 31, 1995.

     As a result of the foregoing, the Company incurred a net loss of $537,290 for the twelve months ended July 31, 1995, compared to a net loss of $1,183,000 for the same period last year. The loss in 1995 was reduced by the income tax benefit derived from previously incurred operating losses not deducted. The losses, as a result of the Registration, will be deductible against forgiveness of indebtedness income.


     As of July 31, 1995 the Company's backlog totaled $1.3 million, consisting of a mix of military and commercial tele-communication products, compared to $1.5 million at July 31,1994. The Company anticipates its commercial shipments to continue to grow as a percentage of total sales in the foreseeable future.


LIQUIDITY AND CAPITAL RESOURCES

     Working Capital at July 31, 1997 was $2,456,122 compared to $1,806,318 at year ended July 31, 1996. The improvement in the working cpaital is the result of a planned inventory increase of $236,012. This is primarily attributed to the building of the PTR-1500 tone protection device. The Company will be delivering to the General Electric Company under contract prototype units during Nobember 1997. Production units are expected to be delivered during the second quarter of fiscal 1998.













                           SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
	Conolog Corporation
	By:
December 18, 1997       /s/ Robert S. Benou
	President, Chief Executive
	Officer and Chairman of the Board

In accordance with the Exchange Act, this report has been signed below by the following persons, on behalf of the registrant and in the capacities and on the dates indicated.


December 18, 1997
	/s/Robert S. Benou
	President, Chief Executive Officer
	and Chairman of the Board

December 18, 1997       /s/Arpad J. Havasy
	Executive Vice President, Secretary,
	Treasurer and Director

December 18, 1997       /s/Marc R. Benou
	Vice President, Assistant Secretary and Director

December 18, 1997       /s/Louis S. Massad
	Director










































                           Annual Report on Form 10-K/A

                          Item 8, Item 14 (a)(1) and (2)

                               Financial Statements

                             Year Ended July 31, 1997

                               Conolog Corporation

                           Somerville, New Jersey  08876
















































			Form 10-K/A Item 14(a)(1) and (2)

			Index to the Financial Statements

                              Conolog Corporation

                                 July 31, 1997




The following financial statements of the registrant are included in Item 14:

Balance Sheets - July 31, 1997 and 1996 ....................  F-2

Statements of Income - Years Ended July 31, 1997,
     1996 and 1995 .........................................  F-3

Statements of Stockholders' Equity (Deficiency) - Years
     Ended July 31, 1997, 1996 and 1995 ....................  F-4

Statements of Cash Flows - Years Ended July 31,
     1997, 1996 and 1995 ...................................  F-5

Notes to Financial Statements ..............................  F-6-13

























			Independent Auditors' Report

Board of Directors
Conolog Corporation

We have audited the accompanying balance sheets of  Conolog
Corporation as of July 31, 1997  and 1996  and the  related
statements of operations, stockholders' equity (deficiency)
and cash flows for each  of the three  years in  the period
ended July 31, 1997.   These financial statements  are  the
responsibility  of  the  Company's  management.    Our
responsibility is to express an opinion on these financial statements based on our audits.

We  conducted  our  audits  in  accordance  with  generally
accepted auditing standards.  Those standards require  that
we   plan  and  perform  the  audit  to  obtain  reasonable
assurance about  whether the financial  statements are free
of material misstatement.    An audit includes examining on
a   test   basis   evidence   supporting  the  amounts  and
disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Conolog Corporation at July 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended July 31, 1997 in conformity with generally accepted accounting principles.





Bridgewater, New Jersey
October 13, 1997, Except as to
Notes 11, 12, 13 which are
dated December 11, 1997

* The financial statements have been restated due to imputed interest on unpaid officer's salaries, the effect of issuing Common Stock to certain employees and the addition to Contributed Capital for dividends not paid on Preferred Stock and the difference between negotiated and fair value of Common Stock issued in exchange for bank debt. (Notes 11, 12, 13). The primary loss per share was increased due to these transactions by $1.99 in 1997 and $.33 in 1995.

F-1







		     Conolog Corporation
                        Balance Sheets

                                                July 31,
                                           1997        1996
                                       ---------    ---------
                                              RESTATED
ASSETS                                        --------

Current Assets
     Cash                               $503,217     $178,213
     Accounts Receivable - less
     allowances of $6,000 and
     $14,000 in 1997 and 1996,
     respectively                        109,571      304,020
     Inventories
        Finished Goods                 1,705,782    1,494,289
        Work-in-process                  498,070      129,675
        Materials and supplies           969,940    1,313,816
                                      ----------   ----------
                                       3,173,792    2,937,780


     Other Current Assets                 44,085       43,517
     Deferred offering costs             113,813         -
                                       ----------   ----------
                                       3,944,478    3,463,530

Property, Plant and Equipment
     Land and improvements                34,524       34,524
     Building and improvements           663,630      659,477
     Machinery and equipment           1,291,838    1,289,578
     Furniture and Equipment             336,001      330,735
                                      ----------   ----------
                                       2,325,993    2,314,314
less allowance for depreciation
    and amortization                   1,938,188    1,880,408
                                      ----------   ----------

                                         387,805      433,906
Other Assets                               7,469       30,398
                                      ----------   ----------

TOTAL ASSETS                          $4,339,752   $3,927,834
                                      ==========   ==========













                                              July 31,
                                          1997           1996
                                        --------       --------
LIABILITIES                                     RESTATED
                                                --------
Current Liabilities
     Notes Payable - Bank                $   -         $ 1,012,500
     Notes Payable - Other                916,235             -
     Accounts Payable                     188,510          280,629
     Accrued Payroll                       15,645           39,811
     Accrued Interest                      17,374           64,699
     Bridge Loan                          200,000             -
     Other Accrued Expenses               146,791          115,723
     Current Maturities of                  3,802           33,282
       capitalized lease obligations
                                         ---------      -----------
Total Current Liabilities              $1,488,357       $1,546,644

Other Liabilities
     Capitalized lease obligations,
      less current maturities                 -              4,973
                                         ---------       ----------


STOCKHOLDERS' EQUITY (DEFICIENCY)

     Preferred Stock, par value $.50;
       Series A; 4% cumulative;162,000
       shares authorized; 155,000 shares
       issued and outstanding              77,500           77,500
     Preferred Stock, par value $.50;
       Series B; $.90 cumulative;
       50,000 shares authorized, issued
       and outstanding 1,197 shares           597              597
     Common Stock, par value $1.00;
       20,000,000 shares authorized;
       issued 2,803,473 shares in 1997
       and 1,035,186 in 1996, including
       8,776 shares held in Treasury    2,803,473        1,035,186
     Contributed Capital                7,034,008        4,512,204
     Retained Earnings (Deficit)       (6,932,449)      (3,117,536)
     Treasury Shares at Cost             (131,734)        (131,734)
                                       -----------      -----------
Total Stockholders' Equity (Deficiency) 2,851,395        2,376,217
                                       ----------       -----------
TOTAL LIABILITIES AND STOCKHOLDERS EQUITY
                                       $4,339,752       $3,927,834
                                       ==========       ==========








F-2


				Conolog Corporation
			   Statements of Operations
                                   RESTATED
                                   --------

                                    Year Ended July 31,
                                  1997	    1996        1995
                               ----------  ----------  -----------
Sales and other income        $ 1,123,390  $1,924,466  $ 2,090,933

Costs and Expenses:
   Cost of Products sold          917,379   1,242,001    1,270,771
   Selling, general and
     administrative             2,054,630     946,954      916,016
   Interest                        82,932     133,652      277,440
   Write-off obsolete or
     excess inventories            28,101      50,281      656,248
                                ---------   ---------    ---------
                                3,083,042   2,372,888    3,120,475

Loss Before Income Taxes and
   Extraordinary Items         (1,959,652)   (448,422)  (1,029,542)

Income taxes (benefit)             10,084         200     (492,252)
                                ---------    ---------   ----------
Net Loss before Extraordinary
   Items                       (1,969,736)   (448,622)    (537,290)

Extraordinary Items            (1,841,000)    740,376            -
                                ---------    ---------    ---------
Net Income (Loss)             $(3,810,736)  $ 291,754    $(537,290)
                              ===========   =========    ==========
Earnings Per Share:
(Loss)from Operations-Per Share $ (1.24) $ (.43) $ (12.36) Income(Loss) after Extraordinary
        Item - Per Share        $   (2.41)  $     .28    $  (12.36)
Net Income (Loss) Per Share
     - Primary                  $   (2.41)  $     .28    $  (12.36)
     - Fully Diluted            $   (2.41)  $     .25    $  (12.36)
                                ==========  ==========   ==========










See notes to the financial statements







F-3



                    Conolog Corporation
         Statement of Stockholders' Equity (Deficiency)
                        RESTATED
                        --------

                        Series A        Series B
                        Preferred       Preferred       Common  Contributed
                        Stock           Stock           Stock   Capital

Balance @ July 31,
     1994               $ 77,500        $ 10,661   $   52,239   $ 952,994

Prior Period Adjustment     -               -            -           -

Net loss for the year       -               -            -           -

Dividends                   -               -            -        500,719
                        --------        --------    ---------   ---------
Balance @ July 31,
     1995                 77,500          10,661       52,239   1,453,773

Public Stock Offering       -            (10,064)     982,947   3,448,642

Net Income for the year     -               -            -           -

Dividends                   -               -            -       (390,211)
                        --------        --------     ---------   ---------
Balance @ July 31,
     1996                 77,500             597    1,035,186   4,512,204

Debt to Equity
     conversion             -                -      1,408,787   1,563,377

Additional shares issued
     to employees           -                -        359,500     954,250

Net loss for the year       -                -           -           -

Dividends                   -                -           -          4,177
                        ---------        --------   ---------    ---------

Balance @ July 31,
     1997               $ 77,500        $    597  $ 2,803,473  $7,034,008















                    Conolog Corporation
         Statement of Stockholders' Equity (Deficiency)
                        RESTATED
                        --------
                                                          Total
                             Retained                 Stockholders
                             Earnings      Treasury      Equity
                             (Deficit)       Stock     (Deficiency)

Balance @ July 31,
     1994                 $ (2,383,794)   $ (131,734) $ (1,422,134)

Prior Period Adjustment         18,949          -           18,949

Net loss for the year         (537,290)         -         (537,290)

Dividends                     (500,779)         -             -
                           ------------   -----------   -----------
Balance @ July 31,
     1995                   (3,402,914)     (131,734)   (1,940,475)

Public Stock Offering             -             -        4,421,525

Net Income for the year        291,754          -          291,754

Dividends                       (6,376)         -         (396,587)
                           ------------     ---------   -----------
Balance @ July 31,
     1996                   (3,117,536)     (131,734)    2,376,217

Debt to Equity
     conversion                   -             -        2,972,164

Additional shares issued
     to employees                 -             -        1,313,750

Net loss for the year       (3,810,736)         -       (3,810,736)

Dividends                       (4,177)         -             -
                           ------------     ---------   -----------
Balance @ July 31,
     1997                  $(6,932,449)    $(131,734)   $2,851,395













See Notes to Financial Statements

F-4




                                        Conolog Corporation
				     Statements of Cash Flows
                                             RESTATED
                                             --------
						Year Ended July 31,
                                           1997         1996         1995
                                        -----------  ----------  ------------
Cash Flows From Operating Activities
  Net Income (Loss)                    $(3,810,736) $  291,754  $  (537,290)
  Adjustments to Reconcile Net Income
     to Net Cash Provided (Used) by
     Operating Activities
  Prior Period Adjustment                     -           -          18,949
  Common stock base compensation         1,313,750        -            -
  Debt Retirement Cost                   1,841,000        -            -
  Deferred income taxes                       -        492,352     (492,352)
  Depreciation and amortization             57,781      64,994       60,396
  Gain on disposition of equipment            -         (3,420)        -
  Provision for losses on accounts
     receivable                             (8,000)      9,000         -
(Increase) Decrease in Operating Assets
  Accounts receivable                      202,449    (141,479)      74,529
  Inventories                             (236,012)   (339,653)     392,058
  Other current assets                        (568)    (17,834)      (3,394)
Increase (Decrease) in Operating Liabilities
  Accounts payable                         (92,119)     (7,001)      12,330
  Accrued expenses and other liabilities    78,241  (1,066,379)     413,781
                                        -----------  ----------   ----------
       Net Cash Used by Operating Activities
                                          (654,214)   (717,666)     (60,993)
Cash Flows From Investing Activities
  Purchase of property, plant and equipment
                                           (11,680)    (43,163)     (19,625)
  Proceeds from sale of equipment             -         18,666         -
                                        -----------  ----------     --------
       Net Cash Used in Investing Activities
                                           (11,680)    (24,497)     (19,625)
Cash Flows From Financing Activities
  Deferred offering costs                 (113,813)     86,154      (86,154)
  Increase from public stock offering         -      4,421,525          -
  Proceeds from borrowings                 916,235        -             -
  Increase (Decrease) in bridge loan       200,000    (200,000)     200,000
  Repayments of long-term borrowings       (34,453) (2,836,008)     (38,681)
  (Increase) reduction in other assets      22,929     (20,580)         325
  Dividends paid                              -       (396,587)         -
  Increase (Decrease) in due to officers      -       (161,705)      17,302
                                        ----------   ----------     --------
       Net Cash Provided by Financing
         Activities                       990,898      892,799       92,792
                                        ----------   ----------     --------
Net Increase in Cash                      325,004      150,636       12,174
Cash at Beginning of Period               178,213       27,577       15,403
                                        ----------   ----------     --------
Cash at End of Period                   $ 503,217    $ 178,213     $ 27,577
                                        ==========   ==========    =========



SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid during the year for
     Interest Paid                       $  77,349   $ 772,773    $ 102,816
     Taxes Paid                          $  10,084   $     125    $      50

SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES
   Capitalized lease stock obligations incurred for use of
     equipment                           $   -        $     -     $  56,550
  Additional common stock was issued upon conversion of $1,131,164 of long-term debt and accrued interest payable




See notes to the financial statements


F-5










































			CONOLOG CORPORATION
		NOTES TO THE FINANCIAL STATEMENTS



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business

     The principal business activity of Conolog Corporation (the "Company") is the design, manufacturing and distribution of small electronic and electromagnetic components and subassemblies for use in telephone, radio and microwave transmission and reception and other communication areas. The Company's products are used for transceiving various quantities, data and protective relaying functions in industrial, utility and other markets. The Company's customers include primarily industrial customers, which include power companies and various branches of the military.


Revenue Recognition

     Sales are recognized when the products are shipped. Sales under certain fixed-price-type contracts, where progress payments are received, are recognized when work is performed, under the percentage-of-completion method, in accordance with Statement of Position 81.1, Accounting for Performance of Construction Type and Certain Production-Type contracts.


Inventories

    Inventories are stated principally at average cost which is not in excess of market.

Property, Plant and Equipment

     Property, plant and equipment are carried at cost, less allowances for depreciation and amortization. Depreciation and amortization are computed by the straight-line method over the estimated useful lives of the assets.

Income (Loss) Per Share of Common Stock
     Income (loss) per share of common stock is computed by dividing net earnings (loss) (after dividends on preferred shares) by the weighted average number of shares of Common Stock outstanding during the year. The effect of assuming the exchange of the Series A Preferred Stock and the Series B Preferred Stock in 1997 and 1995 would be anti-dilutive.

F-6










Income Taxes

     Deferred income taxes have been provided for in accordance with Statement No, 109 of the Financial Accounting Standards Board. Deferred income taxes arise from timing differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or noncurrent, depending on the classification of the assets and liabilities
     to which they related.   Deferred taxes arising from  timing
     differences that are not related to an asset or liability are classified as current or noncurrent depending on the periods in which the timing differences are expected to reverse.

Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)  WRITE-OFF OF OBSOLETE OR EXCESS INVENTORIES

     During 1997, the Company recorded a write-off of obsolete or
     excess  inventories of $28,101.   During  1996 and 1995, the
     Company recorded a write-off of obsolete or excess inventories of $50,281 and $656,248, respectively.

     This  inventory  write-off  was  military  related.      In
     management's opinion these items will not be reordered in the foreseeable future.

(3) NOTES PAYABLE - BANK

     On September 11, 1996 the Company entered into an allonge agreement with the bank, whereby the bank may at any time before April 15, 1997 convert the then unpaid amount of principal and interest due under the Amended and Restated Term Notes dated as of August 2, 1995 in the original principal amount of $1,025,000 into 1,400,000 shares of the Company's Common Stock (the "Note Shares").

     On September 12,  1996,  the bank entered into an option and
     purchase,  sale  and  assignment  agreement   (the  "Option
     Agreement") with CNL Holdings, Inc (CNL) whereby the bank would sell the Note Shares referred to above, along with the 375,000 common shares of the Company it currently owns (the "Bank Shares") for $1,500,000 to CNL.

   F-7


Note 3 - Notes Payable -Bank (Continued)

     On September 12, 1996 CNL entered into an agreement with the Company whereby the Company would use its best efforts to file a Registration Statement with the Securities and Exchange Commission covering the 375,000 Bank Shares and the 1,400,000 Note Shares (collectively the "Acquired Shares"). Such Registration Statement shall be declared effective as soon as possible after the filing thereof, and kept current and effective for a period of two years or until such time as all shares registered pursuant therewith have been sold or otherwise transferred. The proceeds of the sale of the Acquired Shares shall be applied as follows: The first $1,500,000 shall be paid to reimburse CNL for payments made to the bank pursuant to the Option Agreement. Fifty percent of the balance of the proceeds not to exceed $2,500,000, shall be loaned to the Company by CNL. The balance of the proceeds belong to CNL. The amounts loaned by CNL to the Company shall be evidenced by notes which shall be due twelve months after making such loan and shall bear interest at the rate of 4% per annum. At maturity of the loans, the Company will have the option to repay the loan balance and accrued interest by issuing a new Series C Preferred Stock (the "Preferred Stock") valued at $5.00 per share. The Preferred Stock will be non-voting and will carry a cumulative dividend of 8% per annum, which may be payable by the issuance of shares of common stock valued at $5.00 per share up to a maximum of 40,000 shares per annum.

     On January 31, 1997, the Bank and Conolog entered into Amendment No. 1 to the Option and Purchase, Sale and Assignment Agreement dated September 12, 1996. The amended Option Agreement now provides that on or before February 5, 1997, CNL will purchase from the Bank for an aggregate purchase price of $600,000 no less than (i) 133,333 shares of Common Stock for $399,999, subject to the approval of IAR Securities Corp. and (ii) $200,001 of the Debt Claim represented by the note. CNL thereafter may exercise the remainer of the option on or before April 15, 1997. In addition, CNL may purchase from the Bank additional shares of Common Stock owned by the Bank at the price o f $3.00 per share and portions of the Debt Claim from time to time. On February 3, 1997, CNL paid the Bank $600,000 consummating the purchase of the above 200,000 shares. On January 31, 1997, $200,001 of the Debt to the Bank was adjusted resulting in all accrued interest in the amount o f $106,298 being reduced and the remaining being applied to principal.

     On March 26, 1997, CNL completed the exercise of the "Option
     Agreement" with the Bank effectively eliminating all debts and liens with the Bank.






F-8



(4) NOTES PAYABLE - OTHER

     CNL Holdings,  Inc.  loaned the Company  $916,235.   The note
     will be due during the fiscal year July 31, 1998 and shall bear interest at the rate of 4% per annum. The loans are payable in cash or Series C Preferred Stock at $5.00 per share to a maximum of 40,000 shares per annum.

     There is no relationship between CNL Holdings Inc. and the Company except as specifically detailed above.

(5) BRIDGE LOAN

     The Company received $200,000 in net proceeds from several investors in a private placement. Each investor received two Promissory Notes. The first Promissory Note is payable on the earlier of January 31, 1999 or the closing of the Company's next public offering; (the "First Note") and the Second Note (the "Second Note"), plus accrued interest for the First Note, is payable on the earlier of January 31, 1999 or the closing of the Company's next public offering, or convertible at the option of the holder into Preferred Stock Purchase Warrants to purchase shares of Series D Preferred Stock, which are new Preferred Stock securities contemplated to be offered in the next public offering. At the time the next registration statement is declared effective by the Securities and Exchange Commission, the Bridge Loan holders may exercise their respective option to convert the Second Note into Class A Warrants. The interest rate for the First Note is eight percent (8%) per annum.

     The Company has granted the lenders a security interest in the property located at 5 Columbia Road, Somerville, NJ
     (collateral).

(6) LEASES

     The Company leases automobiles, machinery and equipment, and office furniture and fixtures under leases which expire over the next three years. The rental payments are based on minimum rentals and charges for mileage in excess of specified amounts for the automobiles. The leases for machinery and equipment and furniture and fixtures contain a bargain purchase option exercisable after the initial lease term.

     Property, plant and equipment include the following amounts for leases that have been capitalized.

                                                July 31,
                                           1997          1996
    Machinery and Equipment             $ 303,574     $ 303,574
    Less allowance for amortization       273,538       263,832
                                        ---------     ---------
                                        $  30,036      $ 39,742

                                        =========      ========
F-9


     Lease amortization is included in depreciation expense.

     Future minimum payments, by year and in the aggregate, under capital leases consisted of the following as of July
     31, 1997.

     1998
     ----
     Total minimum lease payments               $ 4,208
     Less amounts representing interest             406
                                                -------
     Present value of net minimum lease payments  3,802
     Less current maturities of capitalized
        lease obligations                         3,802
                                                -------
     Long-term capitalized lease obligations    $     0

     The Company  leases various  equipment under  noncancellable
     operating  leases  expiring  through  July  2000.   Future
     minimum rental payments under the above leases are as follows:

     Year Ended July 31,
     -------------------
          1998                  $ 4,808
          1999                    4,808
          2000                    4,808
                                -------
                                $14,424
                                =======
     Total rental expense for all operating leases of the Company amounted to approximately $7,659, $10,353, and $11,447 during the years ended July 31, 1997, 1996 and 1995, respectively.

(7) CAPITAL STOCK

     The Series A Preferred Stock provides 4% ($.02 per share) cumulative dividends, which were $86,800 in arrears at July 31, 1997. In addition, each share of Series A Preferred Stock may be exchanged for one share of Common Stock upon surrender of the Preferred Stock and the payment of $1,200 per share. The Company may redeem the Series A Preferred Stock at $.50 per share plus accrued and unpaid dividends.

     The Series B Preferred Stock provides cumulative dividends of $.90 per share which were $27,937 in arrears at July 31, 1997. In addition, each five shares of Series B Preferred Stock is convertible into 1 share of Common Stock. The Company may redeem the Series B Preferred Stock at $15 per share plus accrued and unpaid dividends.

     The Company has reserved 155,392 shares of Common Stock for Series A and B Preferred Stock.

F-10





(8) EXTRAORDINARY ITEM

     On August 16, 1995 the Company's Bank debt was restructured resulting in debt forgiveness of $1,232,728. This created
     a deferred tax asset at  July 31,  1995 of  $492,352.   When
     the debt forgiveness occurred, the Company wrote off its deferred tax asset against the forgiveness of debt, resulting in extraordinary income of $740,376.

     The cost of debt retirement (See Note 13) of $1,841,000, which occurred in 1997, is considered an extraordinary item with no tax effect due to the non-deductability of this expense.

(9) INCOME TAXES

     Income taxes are comprised of the following:

                                                July 31
                                        1997         1996        1995
     Deferred Income Taxes (Benefit) $   -        $    -       $ (492,352)
     Current Income Taxes
        Federal                         9,884          -             -
        State                             200          200            100
                                     ---------    ---------     ----------
                                     $ 10,084     $    200     $ (492,252)
                                     ========     =========    ===========

     Taxable income differs from financial statement income due to the effect of non-deductible permanent tax differences. These permanent tax differences include officer's life insurance premiums and non-deductible entertainment expenses.

     At July 31, 1997 the Company has a net operating loss carry-forward of approximately $3,966,750 for financial reporting purposes and approximately $2,443,000 for tax purposes which
     is available of offset future Federal  taxable income.   For
     Federal purposes, $253,000 of the carryforward expires in 2008, $1,232,000 expires in 2009 and $957,000 expires in
     2010.   For state purposes the carryforward is approximately
     $1,604,000,  $706,000  expires in 2001 and  $898,000 expires in 2002. Also at July 31, 1995 the Company has unused tax credits available of approximately $103,000 of which $12,100 expires in 2000, $26,300 in 2001 and $64,900 in 2002.

     The above net operating loss created deferred tax asset that has been fully reserved. The amount is $1,329,286.








F-11






(10)MAJOR CUSTOMERS AND EXPORT SALES

     The following summarized sales to major customers (each 10% or more of net sales) by the Company.

                                Sales to
                                Major       Number of    Percentage
    Year Ended                  Customers   Customers    of Total
    ----------                  ---------   ---------    -----------
       1997                     $ 625,134       3            57
       1996                       401,840       1            21
       1995                       424,849       1            20


     During 1997 the Company had no export sales. During 1996 the Company had export sales of $401,840 and none and 1995.


(11) ACCRUED PAYROLL
At July 31, 1995 the Company had Accrued Payroll to an officer in the amount of $492,775. During the year ended July 31, 1996 this amount was paid down by a cash payment of $150,000 and $309,109 which was converted into common stock. The Company made an adjustment in the amount of $55,691 for discounted payroll/imputed interest.

The amount was adjusted as follows:
	Prior Period	$ 47,183
	7/31/95		   8,508
                        --------
                        $ 55,691
                        ========

On the above accrued payroll the Company made an adjustment for imputed interest. The adjustment was as follows:

	Prior Period	$ 28,234
	7/31/95		  23,754
        7/31/96            1,797
	7/31/97		   1,906
                        --------
                        $ 55,691

(12) COMMON STOCK ISSUED TO EMPLOYEES

At July 31, 1997 the Company issued 359,500 shares of common stock to eight employees. Two employees sold 4,500 shares of common stock and $18,000 was charged to salary expense. An adjustment was to record compensation as employees did not pay for the stock. The fair value of the stock used at that time was $1,295,750 ($3.65 per share). The effect on income was an increase in the loss by $1,295,750 or $.80 per share, and a corresponding increase in net operating loss carry-forward for financial reporting purposes.

F-12




(13) CONTRIBUTED CAPITAL

During the years additional capital was contributed through the accumulation of unpaid dividends on Preferred Stock, Series A & B.
Dividends which were not paid were considered as contributed capital and amounts to $114,745 through July 31, 1997.

In addition to the above, During the year ended July 31, 1997, the Bank converted 1,400,000 shares of Common Stock it was holding using a value negotiated between Conolog and the Bank. The difference between the fair value and the negotiated value was $1.315 and was considered to be contributed capital and an extraordinary expense called Debt Retirement Cost (see Footnote, Extraordinary Item). The total value placed upon this transaction was $1,841,000. (1,400,000 shares X $1.315). The effect on primary loss per share was an increase of $1.16.

(14) SUBSEQUENT EVENTS

     On September 12, 1997 the Company filed a Registration Statement (S-1) with the Securities and Exchange Commission. This statement covers the primary offering of securities by the Company and the offering of other securities by certain
     selling security  holders.    The Company  is  registering,
     under the primary prospectus 805,000 Units, each consisting of one (1) share of Common Stock and four (4) Class A Warrants. The selling security holders are registering under an alternate prospectus 1,200,000 Class A Warrants.

     At July 31, 1997 all costs associated with this offering were deferred. These costs will be deducted from the proceeds from the sale of stock.


F-13




                                Form 10-Q
                SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


(x) QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934 FOR THE QUARTERLY PERIOD ENDED April 30, 1998

( ) TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934
     For the transition period from ____________ to ____________

Commission file number ___________0-8174________

	Conolog Corporation
  (Exact name of registrant as specified in its charter)
      	Delaware			52-0853566
(State or other jurisdiction of	(I. R. S. Employer
      organization)                  Identification No.)


	5 Columbia Road, Somerville, NJ  08876
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (908) 722-8081

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such report(s), and (2) has been subject to such filing requirement for the past 90 days.
YES  X     NO

APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY PROCEEDINGS
DURING THE PROCEEDING FIVE YEARS.

Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Sections 12, 13, or 15 (d) of the Securities Exchange Act of 1934 subsequently to the distribution of securities under a plan confirmed by a court.
YES  ______   NO  ________

APPLICABLE ONLY TO CORPORATE ISSUERS:
Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date.

Common Stock, par value $1.00 per share; 3,686,071 shares outstanding as of June 8, 1998 (inclusive of Treasury Stock).














                     Conolog Corporation

							BALANCE SHEETS
						April 30, 1998  July 31, 1997
ASSETS                                           ( Unaudited)     (Audited)
  Current Assets:
        Cash                                    $  1,389,960      $503,217
	Accounts Receivable, less
        allowances of $6,000                         137,777       109,571
	Inventories				   3,676,947     3,173,792
        Other Current Assets                          50,371        44,085
        Deferred Offering Costs                            0       113,813
                                                ------------   -----------
           TOTAL CURRENT ASSETS                 $  5,255,055   $ 3,944,478

        Property, Plant and Equipment                409,362       387,805
        less accumulated depreciation
        of $1,981,052 and $1,938,188
        respectively

        Other Assets                                   5,810         7,469
                                                ------------   -----------
                TOTAL ASSETS                    $  5,670,227   $ 4,339,752
						============   ===========


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

Current Liabilities:
        Notes Payable - Other                   $          0   $   916,235
        Accounts Payable                              62,302       188,510
        Accrued Payroll                                5,683        15,645
        Accrued Interest                                   0        17,374
        Bridge Loan                                        0       200,000
        Other Accrued Expenses                        91,490       146,791
	Current maturities of
        capitalized lease                                  0         3,802
 	  obligations
                                                 ------------   -----------
           TOTAL CURRENT LIABILITIES            $    159,475   $ 1,488,357

















                             CONOLOG CORPORATION
                               BALANCE SHEETS

                                          April 30, 1998    July 31, 1997
Stockholders' Equity
   Preferred Stock, par value $.50;
   Series A; 4% cumulative; 162,000
   shares authorized;155,000 shares
   issued and outstanding                    77,500             77,500

   Preferred Stock, par value $.50;
   Series B; $.90 cumulative; 50,000
   shares authorized issued and
   outstanding 1,197 shares                     597                597

   Common Stock; par value $1.00;
   20,000,000 shares authorized;
   issued 3,686,071 shares, including
   8,776 shares held in Treasury          3,686,071          2,803,473

   Contributed Capital                    8,979,074          7,034,008

   Retained Earnings (Deficit)          ( 7,100,756)        (6,932,449)

   Treasury Shares at Cost             (    131,734)        (  131,734)
                                        ------------        -----------
         Total Stockholders' Equity     $ 5,510,752        $ 2,851,395

	 TOTAL LIABILITIES AND
           STOCKHOLDERS' EQUITY         $ 5,670,227        $ 4,339,752
                                        ===========        ===========





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
























                                CONOLOG CORPORATION
                              STATEMENTS OF OPERATIONS
                                      (UNAUDITED)

                     FOR THE THREE MONTHS ENDED    FOR THE NINE MONTHS ENDED
                             APRIL 30,                      APRIL 30,
                           1998         1997         1998           1997
TOTAL REVENUES          $276,071     $111,393     $ 629,688       $978,979

COSTS OF GOODS SOLD       50,353       52,153       215,049        528,498
                       ---------    ----------    ----------     ----------
GROSS MARGIN             225,718       59,240       414,639        450,481

SELLING, GENERAL AND
   ADMINISTRATIVE
     EXPENSES            194,433      140,466       552,949        518,944
                       ---------    ----------    ----------     ----------
OPERATING INCOME
  /(LOSS)                 31,285      (81,226)     (138,310)       (68,463)

INTEREST EXPENSE              12       17,080        22,459         69,199
                       ---------    ----------    ----------     ----------
INCOME/(LOSS) BEFORE
   TAXES ON INCOME
   AND EXTRAORDINARY
   ITEMS                  31,273      (98,306)     (160,769)      (137,662)

PROVISION FOR TAXES        2,142        9,884         4,402          9,884
                       ---------    ----------    ----------     ----------
NET INCOME/(LOSS)       $ 29,131    $(108,190)    $(165,171)     $(147,546)
                       =========    ==========    ==========     ==========

BASIC EARNINGS/(LOSS)
  PER SHARE                $ .00        $(.04)        $(.04)         $(.06)
                       =========     =========    ==========      =========






SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS



















                                                    CONOLOG CORPORATION
                                                  STATEMENTS OF CASH FLOWS
                                                        (UNAUDITED)
                                                     FOR THE NINE MONTHS
                                                         ENDED APRIL 30,
                                                       1998          1997
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)                                  $ (165,171)     $(147,546)
Adjustments to Net Income to Reconcile to
 Net Cash Provided by Operating Activities:
   Depreciation and amortization                       42,864         42,864
   (Increase)/Decrease in Accounts Receivable         (28,206)       137,193
   (Increase)/Decrease in Inventories                (503,155)      (294,800)
   (Increase)/Decrease in Other Current Assets
                                                       (4,627)       ( 6,387)
   (Increase)/Decrease in Deferred Offer Costs
                                                      113,813              0
   Increase/(Decrease) in Accounts Payable           (126,208)      (185,229)
   Increase/(Decrease) in Accrued Expenses
        and other liabilities                         (82,637)        20,744

                                                     ---------      ---------
   Net Cash Provided/(Used) in Operating
             Activities                              (753,327)      (433,161)
                                                     --------       ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of Property, Plant and Equipment          (64,421)       (14,721)
                                                     ---------      ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
        Change in Capital Lease Obligations            (3,802)       (30,071)
        Bridge Loan (Repayments)/Borrowings          (200,000)       200,000
        Repayments to Investors                      (916,235)             0
        Repayments of Long-term Borrowings                  0     (1,012,500)
        Issuance of Common Stock                      882,598      1,408,787
        Contributed Capital                         1,945,065       (277,622)
        Dividends                                      (3,135)             0
        From Investors                                      0         74,735
                                                   -----------      ---------
	Net Cash Provided/(Used) by Financing
                Activities                          1,704,491        363,329
                                                   ----------       ---------
NET INCREASE/(DECREASE) IN CASH                    $  886,743     $  (84,553)

CASH AT BEGINNING OF YEAR                             503,217        178,213
                                                    ----------    -----------
CASH AT END OF PERIOD                              $1,389,960     $   93,660
                                                   ===========    ===========

Supplemental Disclosures of Cash Flow Information:
     Cash paid during the quarter for:
        Interest                                   $       12     $   12,365
        Income Taxes                                    2,142         17,324




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS







CONOLOG CORPORATION

NOTES TO INTERIM FINANCIAL STATEMENTS

NOTE 1 - Computation of Earnings Per Share:
                                                For the Nine Months Ended
                                                         April 30,
                                                      1998            1997
Weighted Average Number of Shares
     Outstanding:                                   3,544,773       2,443,973

COMMON STOCK
     Reserve for Conversion:
          Series A Preferred Stock* 155,000
          Series B Preferred Stock (1 to 20
        conversion factor)                                  0               0
          Common Stock Equivalents
(Warrants)**                                        5,135,750         235,750
                                                    ---------       ---------
Total                                               8,680,523       2,679,723

Gain/(Loss) Per Share:
          Total Gain/(Loss)                         $(165,171)      $(147,546)
          Pro-rata Dividends on Preferred
Stock Series A & B                                      3,135           3,135
                                                    ----------      ----------
          Net Gain/(Loss) available for
Common Stock                                        $(168,306)      $(150,681)
                                                    ----------      ----------
Average Number of Shares of Common Stock            3,544,773       2,443,973
                                                    ==========      ==========
Basic Earnings/(Loss) Per Share                        $ (.04)         $ (.06)
                                                    ==========      ==========

Diluted Earnings/(Loss) Per Share                         N/A             N/A
                                                    ==========      ==========

*Each share of Series A Preferred Stock may be exchanged for one share of Common Stock upon surrender of the Preferred Stock and payment of $1200 per share. In view of the large difference between the current market value of the stock and the conversion rate, these shares have not been added to the total common shares used in computing the net earnings per share.

**Each Warrant may be exchanged for one share of Common Stock at an exercise price of $6.00 per share. In view of the large difference between the current market value of the stock and the exercise price, these shares have not been added to the total common shares used in computing net earnings per share.

Fully diluted earnings per share, assuming conversion of Series A and Series B Preferred Stock, has not been reflected, as the effect would be either anti-dilutive or not material.




NOTE 2 - Notes Payable - Other

Credit Facility and Agreement with CNL Holdings, Inc.

The principal amount owed to the Bank under the Company's Credit Facility at June 30, 1996 was $1,012,500 and the unpaid accrued interest was $48,850. The Bank and the Company entered into the Conolog Corporation Allonge, dated as of September 11, 1996, pursuant to which the Amended and Restated Term
Note dated as of August 2, 1995 between the Company and the Bank (the "Note") was amended to permit the conversion by the Bank of the unpaid principal and interest due under the Note into 1,400,000 shares of the Company's Common Stock. The Bank or its assignee exercised the conversion right. The Bank deferred all payments of principal and interest under the Note until April 16, 1997.

Subsequently, on September 12, 1996 the Bank and CNL Holdings, Inc., a private investor group, entered into an Option and Purchase, Sale and Assignment Agreement dated September 12, 1996 (the "Option Agreement"). Under the Option Agreement the Bank granted an option to CNL to purchase all of the Bank's interest in (i) the Amended and Restated Term Loan Agreement dated as of August 2, 1995 between the Company and the Bank, (ii) the Note and
(iii) the 375,000 shares of the Company's Common Stock owned by the Bank.
CNL paid $150,000 to the Bank for the option, which had an exercise price of $1,500,000 (a balance of $1,350,000) and an expiration date of April 15, 1997.

As part of the aforementioned transaction, CNL agreed to loan up to $2,500,000 to the Company under certain circumstances (as described below) and the Company agreed to file a registration statement (the "Registration Statement") with the Securities and Exchange Commission to register the 375,000 shares of Common Stock owned by the Bank and the 1,400,000 shares of Common Stock into which the Note converted (collectively, the "Acquired Shares"). As of January 21, 1998 CNL Holdings, Inc. loaned the Company $916,235 which was repaid at the closing of the Company's public offering.

Each CNL loan carried interest at the rate of 4% per annum and became due 12 months from the date of such Loan. At maturity, the Company had the option to pay each Loan, together with all accrued interest thereon, or by issuing shares of a new Series C Preferred Stock (the "Series C Preferred") having a value of $5.00 per share for purposes of such repayment.

Had the Series C Preferred been issued, it would have been non-voting and carried a cumulative dividend of 8% per annum which would payable by the issuance of shares of Common Stock valued at $5.00 per share up to a maximum of 40,000 shares per annum. The Series C Preferred would have been convertible into common stock at the rate of one share of common stock for each share of Series C Preferred and had a liquidating preference of $5.00 per share.

The Agreement also provided that for the two year period commencing on the issuance of any shares of Series C Preferred (the "Registration Period") CNL may have elected to include its Series C Preferred in any post-effective amendment to the Registration Statement or any new registration statement
under the Securities Act of 1933, as amended.   In addition, the Agreement
also provided that during the Registration Period, CNL may have given notice to the Company to the effect that it desired to register its shares under the Act for public distribution in which case the Company would file a post-effective amendment to a then current registration statement or a new registration statement.




Management believes that these transactions benefited the Company and its stockholders. The exercise by CNL of its option under the Option Agreement converted the Remaining Debt Claim. The Company had the opportunity to, in effect, exchange its debt for equity and eliminated the Company's default under the Credit Facility.

(See Liquidity and Financial Condition section of Management Discussion for Details on Public Offering)

NOTE 3  - Capitalized Lease Obligations

					April 30, 1998     July 31, 1997
	Leases Payable			$     0		$ 3,802
	less - Current Portion		      0		  3,802
                                         -------         -------
                                        $     0         $     0


NOTE 4 - Taxes

At April 30, 1998 the Company has a net operating loss carry forward of approximately $2,671,000 for financial reporting purposes and approximately $2,443,000 for tax purposes which is available to offset future Federal taxable income. For Federal purposes, $253,000 of the carry forward expires in 2008, $1,232,000 expires in 2009 and $957,000 expires in 2010. For state purposes the carry forward is approximately $1,604,000; $706,000 expires in 2001 and $898,000 expires in 2002. Also, at April 30, 1998 the Company has unused tax credits of approximately $103,300 of which $12,100 expires in 2000, $26,300 in 2001 and $64,900 in 2002.

The above net operating loss created a deferred tax asset that has been fully reserved. The amount is $1,329,286.

At April 30, 1998 no deferred income taxes have been provided for per SFAS No. 109 - Accounting for Income Taxes since management estimated that temporary differences due to operating losses and tax credit carry forwards will not be absorbed by future taxable income.


NOTE 5 - Bridge Loan

In December 1996 and January 1997, the Company obtained Bridge financing from seven (7) lenders in the amount of $200,000. These lenders were the individuals identified as "Selling Security Holders." In exchange for making the loans to the Company, each Selling Security Holder received two (2) promissory notes (the "Bridge Notes"). Certain Bridge Notes were in the aggregate principal amount of $150,000 (the "Principal Bridge Notes") and the other Bridge Notes were in the aggregate principal amount of $50,000 (the "Convertible Bridge Notes"). Each of the Bridge Notes bore interest at the rate of eight percent (8%) per annum.

The Bridge Notes were due and payable upon the earlier of (i) January 31, 1999 or (ii) the date on which the next public offering closed. The Convertible Bridge Notes were convertible into a total of 1,200,000 Class A Warrants.
The proceeds of the bridge financing were used by the Company to pay certain expenses in connection with this offering and to increase working capital. Each Class A Warrant contained in the Convertible Bridge Notes was identical to the Class A Warrants offered therein.

The Company's agreement with the Selling Security holders provided that the Company would include in its registration statement a prospectus covering the Class A Warrants owned by the Selling Security Holders.

On September 12, 1997 the Company filed a Registration Statement on Form S-1
with the Securities and Exchange Commission.   This statement covered the
primary offering of securities of the Company and the offering of other securities by certain Selling Security Holders. The Company registered, under a primary Prospectus 805,000 Units, each Unit consisting of one (1) share of common stock and four (4) Class A warrants. The selling Security Holders registered, under an alternate prospectus, 1,200,000 Class A warrants.

At July 31, 1997 all costs associated with this offering were deferred. The costs were subsequently deducted from the proceeds of the sale of stock.

The Bridge loans were repaid on January 28, 1998 at the closing of the Company's Public Offering.

(See Liquidity and Financial Condition Section of Management's Discussion for details on Public Offering).

ITEM 2 - Management's Discussion and Analysis of Financial Condition and Results of Operations

A summary of income, costs and expenses for the current quarter and corresponding quarter of the previous year follows:

                                For the Quarter       For the 9 Months
                                Ended April 30,        Ended April 30,
                               1998        1997          1998       1997
Revenues                   $  276,071   $ 111,393     $ 629,688   $978,979

Costs and Expenses            246,940     219,583       794,859  1,126,525
                           ----------   ---------     ---------  ---------
Net Income/(Loss)
   after Taxes, before     $   29,131   $(108,190)    $(165,171) $(147,546)
    extraordinary item     ==========   ==========    ========== ==========


QUARTER ENDED APRIL 30, 1998

Revenues for the quarter ended April 30, 1998 totaled $276,071, representing an increase of 147.8% or $164,678 from $111,393 reported for the same quarter a year ago. Revenues increased largely due to releases from the Bonneville Power Authority in the amount of $136,987 as well as new commercial orders and releases against existing military contracts by the US Government.

Gross margin for the quarter ended April 30, 1998 totaled $225,718 representing 81.7% of revenues as compared to $59,153 or 53.1% of revenues for the quarter ended April 30, 1997. The increase in gross margin is primarily attributed to the use of low-cost sub-contractors periodically throughout the period, as well as military sales which had a zero cost basis due to previous write-off of military inventory.

Selling, general and administrative expenses increased from $140,466 to $194,433 for the quarter, representing an increase of $53,967 as compared to 1997. This is primarily due to the hiring of a Merger and Acquisition manager to explore areas of further growth and the higher costs of health care benefits.

Interest expense decreased from $17,080 to $12 or $17,068 for the quarter ended April 30, 1998 over the same period of 1997 as a result of the elimination of debt owed on the credit facility.

As a result of the foregoing, the Company reported net income of $29,131, or $.00 per share for the quarter compared to a net loss of $(108,190) or $(0.04) per share for the prior year.

NINE MONTHS ENDED APRIL 30, 1998

Revenues for the nine months ended April 30, 1998 totaled $629,688 representing a decrease of 35.6% or $349,291 from $978,979 for the same period last year. Revenues decreased largely due to a sharp decline in expected releases of several orders from the various major power companies as well as the absence of new commercial orders and releases against existing military contracts by the US government in the first six months of the fiscal year.

Gross margin for the nine months totaled $414,639 representing 65.8% of revenues as compared to $450,481 or 46.0% of revenues for the same nine-month period one year ago. The increase in gross margin is primarily attributable to the capitalization of costs associated with the production of the PTR1500 product as well as greater levels of plant and labor efficiencies.

Selling, general and administrative expenses increased from $518,944 to $552,949 for the same period.

Interest expense decreased from $69,199 to $22,459 due to the repayment of the credit facility to the bank.

As a result of the foregoing, the Company had a net loss of $(165,171) or $(.04) per share as compared to a net loss of $(147,546) or $(.06) per share one year ago.

LIQUIDITY AND FINANCIAL CONDITION

On January 21, 1998 the Company offered to the public 700,000 units (the Units) at a price of $5.00 per unit. Each unit consisted of one (1) share of Common Stock, par value $1.00 per share (Common Stock), and four (4) Redeemable Class A Warrants for Common Stock (Class A Warrants). The Common Stock and Class A Warrants are detachable and trade separately.

Each Class A Warrant entitles the holder to purchase one (1) share of the Company's Common Stock, at a exercise price of $6.00, subject to adjustment, from January 22, 1998 through August 30, 2002. The Class A Warrants are subject to redemption by the Company commencing the earlier of ( i) 24 months from the date of the offering or (ii) 12 months from the date of the offering, with the consent of the underwriter, on not less than thirty (30) days notice at $.05 per Warrant, provided the average closing price of the Common Stock exceeds $7.20 per share for twenty (20) consecutive trading days ending within fifteen (15) days prior to the notice.

On March 6, 1998, the Company raised an additional $110,055, net of expenses, from the sale of an over-allotment of 25,300 shares of the Company's common stock.

The proceeds of the offering was $2,788,642 cash.

Inventories increased $503,155 from July 31, 1997 attributable mostly to the PTR-1500 Series product (GE Model MS50), which is being produced for anticipated orders from the General Electric Company.

Working Capital at April 30, 1998 was $5,095,580 compared to $2,456,121 at July 31, 1997. This is primarily attributed to the public offering of 700,000 units of the Company's Common Stock and Warrants.

The Company plans to use these additional funds to complete the development of the PTR1500 and deliver the first prototypes to the General Electric Co. for testing and approvals and to improve its financial condition and prepare for an anticipated increase in business in the latter part of 1998. The Company anticipates additional backlog releases from the Bonneville Power Administration and the US Government as well as other key customers. This should generate additional sales and resulting cash flow to support an expanded operating level in fiscal 1998 versus fiscal 1997.

The Company presently meets its cash requirements through existing cash balances and cash generated from operations.

FORWARD LOOKING STATEMENTS

The foregoing contains certain forward looking statements. Due to the uncertainties associated with doing business with governmental entities and the release of backlog orders and competition in a business characterized by rapid technological changes and advances, actual results may differ materially from any such forward looking statements.

MANAGEMENT REPRESENTATION

The information furnished reflects all adjustments which management considers necessary for a fair statement of the results of the period.

As of April 30, 1998 the Registrant's backlog of orders stands at $2.4 million, a mix of military and commercial telecommunication products. The company anticipates its commercial shipments to grow as a percentage of total sales for the foreseeable future.

STATEMENT REGARDING PRESENT OPERATIONS

There was no material change in the nature of the operations of Registrant during the nine months ended April 30, 1998 from the information contained in the Registrant's annual report of Form 10-K for the fiscal year ended July 31, 1997.


SUBSEQUENT EVENTS

On May 12, 1998 the Company signed a Letter of Intent to acquire American
Imaging Systems, Inc. for a combination of cash and stock.   American Imaging
Systems, Inc. sells, services and supports X-ray equipment as well as a full line of film processors, film, illuminators and protective apparel to small and large users. The integration with Conolog will provide American Imaging Systems, Inc. with engineering, instrumentation and technical expertise to support future growth. Negotiations are still in process at this time.

On May 22, 1998 the Company entered into a contract for the sale of the Company's facilities located at 5 Columbia Road, Somerville, NJ. Under the terms of contract, the Company will leaseback a portion of the property at no cost for the next three years. This sale has not been finalized as of June 10, 1998.








                     Part II - Other Information
                        CONOLOG CORPORATION

1. Legal Proceedings - No material proceedings pending
        April 30, 1998

2.  Changes in Securities - See Management Discussion

3.  Defaults upon Senior Securities - None

4. Submission of Matters to a Vote of Security Holders - None

5. Other Materially Important Events - See Management's
         Discussion

6. No reports or Exhibits on Form 8-K have been filed during the quarter.